Exhibit 10.7

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of December 27, 2013, among TRIBUNE COMPANY, a Delaware corporation (as further defined in Section 1(c), the “Borrower”), each of the Subsidiaries of the Borrower party hereto from time to time and JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, (1) the Borrower has entered into a Credit Agreement, dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), with the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer pursuant to which the Lenders have severally agreed to make loans to the Borrower and the L/C Issuers have agreed to issue letters of credit for the account of the Borrower or any Restricted Subsidiary upon the terms and subject to the conditions set forth therein, (2) one or more Hedge Banks may from time to time enter into Secured Hedge Agreements with any Loan Party, (3) one or more Cash Management Banks may from time to time provide cash management services pursuant to Secured Cash Management Agreements to any Loan Party and (4) one or more Related License Corporation Secured Parties may from time to time provide financing to a Related License Corporation (clauses (1), (2), (3) and (4), collectively, the “Extensions of Credit”);

WHEREAS, pursuant to the Guaranty, dated as of the date hereof (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Guaranty”), each of the Grantors have agreed to guarantee, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Grantors in connection with the operation of their respective businesses;

WHEREAS, it is a condition precedent to the obligations of the Lenders and the L/C Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent, for the ratable benefit of the Secured Parties; and

WHEREAS, the Grantors acknowledge that they will derive substantial direct and indirect benefit from the Extensions of Credit and have agreed to secure their obligations with respect thereto pursuant to this Agreement, on a senior priority basis (subject to Liens permitted by the Credit Agreement).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Agents, the Lenders and the L/C Issuers to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement, to induce one or more Hedge Banks to enter into Secured Hedge Agreements with any Loan Party, to induce one or more Cash Management Banks to provide cash management services pursuant to Secured Cash Management Agreements to any Loan Party and to induce one or more Related License Corporation Secured Parties to provide financing to a Related License Corporation, the Grantors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.	Defined Terms.

(a) (i) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including terms used in the preamble and the recitals) shall have the meanings given to them in the Credit Agreement and (ii) all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) and not defined herein or in the Credit Agreement shall have the meanings specified therein (and if defined in more than one article of the UCC, shall have the meaning specified in Article 9 thereof).

(b) The rules of construction and other interpretive provisions specified in Sections 1.02, 1.05, 1.06 and 1.07 of the Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.

(c) The following terms shall have the following meanings:

“Additional Agent” shall have the meaning assigned to such term in the Intercreditor Agreement.

“After-Acquired Intellectual Property Collateral” shall have the meaning assigned to such term in Section 4.01(c).

“Agreement” shall mean this Security Agreement, as amended, supplemented, waived or otherwise modified from time to time.

“Borrower” shall have the meaning assigned to such term in the preamble hereto. In the event the Borrower consummates any merger, amalgamation or consolidation in accordance with Section 7.04 of the Credit Agreement, the surviving Person in such merger, amalgamation or consolidation shall be deemed to be the “Borrower” for all purposes of this Agreement.

“Collateral” shall have the meaning assigned to such term in Section 2.

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“Collateral Account” shall mean any collateral account established by the Collateral Agent as provided in Section 5.01.

“Collateral Agent” shall have the meaning assigned to such term in the preamble hereto.

“Commercial Tort Action” shall mean any action, with respect to any Person other than the Grantors, that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, in which any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $5,000,000.

“Copyrights” shall mean all (a) copyright rights in any work subject to the copyright laws of the United States, whether registered or unregistered and whether published or unpublished, including copyrights in computer software and the content thereof, and internet web sites and the content thereof, (b) all derivative works, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by law, regardless of the tangible medium of fixation, (c) registrations, recordings and applications for registration of any such copyright rights in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, and (d) rights to obtain all renewals thereof.

“Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Excluded Equity Interests” shall mean (i) Equity Interests to the extent the grant of a security interest is prohibited by Law or requires a consent not obtained of any Governmental Authority pursuant to such Law; (ii) Equity Interests in any Person, other than wholly owned Restricted Subsidiaries (including Equity Interests in CareerBuilder, Classified Ventures, and Television Food Network); (iii) Equity Interests to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar Law in any applicable jurisdiction) as reasonably determined by the Borrower in writing in consultation with the Collateral Agent; (iv) Equity Interests as to which the Collateral Agent and the Borrower reasonably agree in writing that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby; (v) in excess of 65% of the voting Equity Interests of (A) any Foreign Subsidiaries or (B) any FSHCO; and (vi) Equity Interests of (A) any Subsidiary of a Foreign Subsidiary, (C) any Immaterial Subsidiary, (D) any Unrestricted Subsidiary, (E) any entity set forth in clause (b), (d), (e), (m), (o) or (p) of the definition of Excluded Subsidiary and (F) any Equity Interests or other securities of a Subsidiary to the extent that the pledge of or grant of any lien on such Equity Interests or

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other securities for the benefit of any holders of any securities would result in the Borrower or any of the Restricted Subsidiaries being required to file separate financial statements for the issuer of such capital stock or securities with the Securities and Exchange Commission (or another governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement.

“Excluded Property” shall mean (a) any property included in the definition of “Collateral” in the Pledge Agreement, (b) any Excluded Equity Interest, (c) any fee-owned real property and all leasehold interests (including requirements to deliver landlord lien waivers, estoppels and collateral access letters), in each case including fixtures related thereto, (d) motor vehicles and other assets subject to certificates of title, Letter of Credit Rights with a value of less than $5,000,000, Letter of Credit Rights to the extent any Grantor is required by applicable law to apply the proceeds of such a drawing of such letter of credit for a specified purpose and Commercial Tort Claims with a value of less than $5,000,000, (e) any asset or property to the extent the grant of a security interest is prohibited by Law or requires a consent not obtained of any Governmental Authority pursuant to such Law (it being understood that, to the extent permitted by and effective under applicable law, the grant of a security interest in the proceeds of any Station License, including any proceeds received upon Disposition thereof, shall not be excluded), (f) assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar Law in any applicable jurisdiction) as reasonably determined by the Borrower in writing in consultation with the Collateral Agent, (g) any lease, license or other agreement or Contractual Obligation or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or Contractual Obligation or purchase money arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or a wholly owned Subsidiary) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction notwithstanding such prohibition, (h) those assets as to which the Collateral Agent and the Borrower reasonably agree in writing that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby, (i) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction, (j) “intent-to-use” trademark or service mark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. §1051(c) or 15 U.S.C. §1051(d), respectively, or, if filed, has not

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been deemed in accordance with 15 U.S.C. §1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office to the extent that the grant of the security interest therein prior to such time would result in the invalidity or unenforceability of any such application or resulting registration, (k) any Station License to the extent that the grant of a security interest on such Station License (x) is prohibited by or would not be effective under applicable law, rule, or regulation or (y) would require a consent, approval, license, or authorization from any Governmental Authority that has not been obtained (it being understood that, to the extent permitted under applicable law, the grant of a security interest in the proceeds of any such Station License, including any proceeds received upon Disposition thereof, shall not be excluded from the Collateral), (l) any intellectual property arising under the laws of any jurisdiction other than the United States or any state thereof, (m) any commercial tort claims held by or assigned to the Litigation Trust (as defined in the Plan of Reorganization), (n) Excluded Deposit/Securities Accounts, (o) any aircraft, airframes, aircraft engines, helicopters or rolling stock, or any other equipment or assets constituting a part thereof, and (p) margin stock (within the meaning of Regulation U issued by the FRB).

“Exclusive IP Agreements” shall have the meaning assigned to such term in Section 3.02(a).

“Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.

“Grantor” shall mean each Subsidiary Grantor and the Borrower in their individual capacities, and collectively the “Grantors”.

“Guaranteed Obligations” shall have the meaning assigned to such term in the Guaranty. Notwithstanding anything to the contrary contained in this Agreement or any provision of the Credit Agreement or any other Loan Document, the Guaranteed Obligations of any Grantor shall not extend to or include any Excluded Swap Obligation (as defined in the Guaranty).

“Guaranty” shall have the meaning assigned to such term in the recitals hereto.

“Intellectual Property” shall mean the Trade Secrets, Copyrights, Patents, Trademarks and the IP Agreements, all rights therein, and all rights to sue at law or in equity for any past, present, or future infringement, misappropriation, violation, misuse or other impairment thereof, including the right to receive injunctive relief and all Proceeds and damages therefrom.

“Intellectual Property Collateral” shall mean the Collateral constituting Intellectual Property, including the Intellectual Property set forth in Schedule 3.02(a)(i) and Schedule 3.02(a)(ii) hereto.

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“Intellectual Property Security Agreements” shall have the meaning assigned to such term in Section 4.04(e).

“Intercreditor Agreements” shall mean, (a) the Intercreditor Agreement and (b) any Other Intercreditor Agreement that may be entered into in the future by the Collateral Agent and one or more Additional Agents and acknowledged by the Borrower and the other Grantors (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time (upon and during the effectiveness thereof).

“IP Agreements” shall mean any and all written United States agreements, now or hereafter in effect, relating to the license, development, use, manufacture, distribution, sale or disclosure of any Copyrights, Patents, Trademarks, Trade Secrets or other Intellectual Property to which any Grantor, now or hereafter, is a party.

“Lenders” shall have the meaning assigned to such term in the recitals hereto.

“Loan Parties” shall mean the Borrower and the Subsidiary Grantors.

“Material Newspapers” means the daily newspaper publications for the following: Chicago Tribune, Los Angeles Times, Sun Sentinel and Baltimore Sun.

“Patents” shall mean (a) all letters patent of the United States, all registrations, recordings and extensions thereof, and all applications for letters patent of the United States, including patent registrations, statutory invention registrations, utility models, recordings and pending applications in the United States Patent and Trademark Office, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and in the case of (a) and (b), all the inventions disclosed or claimed therein and all improvements thereto, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the UCC and including, in any event, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

“Registered Intellectual Property” shall have the meaning set forth in Section 3.02.

“Release Date” shall mean the date on which the Aggregate Commitments are terminated and all Guaranteed Obligations then due and owing are paid in full (other than

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(A) contingent indemnification or other contingent obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, and Related License Secured Obligations) and all Letters of Credit have expired or been terminated (other than Letters of Credit which have been Cash Collateralized).

“Secured Debt Documents” shall mean, collectively, the Loan Documents, each Secured Hedge Agreement entered into with a Hedge Bank, each Secured Cash Management Agreement entered into with a Cash Management Bank and each agreement governing Related License Secured Obligations.

“Security Interest” shall have the meaning assigned to such term in Section 2(a).

“Securities Account” shall mean any “securities account,” as such term is defined in Article 8 of the UCC.

“Subsidiary Grantor” shall mean each of the Subsidiaries of the Borrower listed on Schedule A hereto and each other Subsidiary of the Borrower that becomes a Grantor pursuant to Section 7.13, in each case, unless and until such time as the respective Grantor is released from all of its obligations under this Agreement in accordance with the terms and provisions hereof and of the Credit Agreement.

“Trademarks” shall mean (a) all trademarks, service marks, domain names, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, slogans, other source or business identifiers, now existing or hereafter adopted or acquired, whether registered or unregistered, in each case arising under the laws of the United States or any state thereof, and all registrations, recordings and applications for registration filed in connection with the foregoing, including registrations, recordings and applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States and all common-law rights related thereto, (b) all goodwill associated therewith or symbolized thereby and (c) all extensions or renewals thereof.

“Trade Secrets” shall mean all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, in each case arising under the laws of the United States or any state thereof, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information.

“UCC” shall have the meaning assigned to such term in Section 1(a)(ii).

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“Vehicles” shall mean all railcars, cars, trucks, trailers, and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

(d) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

2.	Grant of Security Interest.

(a) Each Grantor hereby grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in and continuing lien on (the “Security Interest”) all of such Grantor’s right, title and interest in (subject only to Liens permitted under the Credit Agreement) and to all of the following assets and properties now owned or anytime hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations of such Grantor:

(i) all Accounts;

(ii) all cash;

(iii) all Chattel Paper;

(iv) all Commercial Tort Claims with respect to which a Commercial Tort Action was commenced described on Schedule 2(a)(iv) hereto (together with any Commercial Tort Claims with respect to which a Commercial Tort Action was commenced subject to a further writing provided in accordance with Section 4.01(d));

(v) all Deposit Accounts;

(vi) all Documents;

(vii) all Equipment;

(viii) all Fixtures;

(ix) all General Intangibles (including all rights of such Grantor under or relating to any Station Licenses, including the Proceeds or other consideration upon the sale, assignment, transfer of control, or other disposition of any Station Licenses; provided, however that such security interest does not include any Station Licenses to the extent (but only to the extent) that at such time

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the Collateral Agent may not validly possess a security interest therein pursuant to the Communications Laws, but such security interest does include, to the maximum extent permitted by law, all rights incident or appurtenant to the Station Licenses and the right to receive all Proceeds from or in connection with the sale, assignment, transfer, transfer of control or other disposition of the Station Licenses);

(x) all Instruments;

(xi) all Intellectual Property;

(xii) all Inventory;

(xiii) all Investment Property;

(xiv) all Letter-of-Credit Rights;

(xv) all Money;

(xvi) all Securities Accounts;

(xvii) all books and records pertaining to the Collateral; and

(xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to the foregoing;

provided that notwithstanding anything to the contrary contained in this Agreement, the security interest created by this Agreement shall not extend to, and the term “Collateral” and the other terms defining the components of the Collateral in the foregoing clauses (i) through (xviii), and any term defined by reference to the UCC, shall not include, any Excluded Property (it being understood that such grant will be applicable at such time as any such property or assets ceases to constitute Excluded Property).

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant United States jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto and continuations thereof that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment or continuation, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

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Each Grantor further authorizes the Collateral Agent to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), as applicable, such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing, protecting or providing notice of the Security Interests granted by such Grantor hereunder.

This Agreement secures the payment of all the respective Guaranteed Obligations of the Grantors. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Guaranteed Obligations, and would be owed to the Collateral Agent or the Secured Parties but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.

The Security Interests created hereby are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

(c) Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to clause (a) above shall, prior to the Discharge of Additional Obligations (as defined in the Intercreditor Agreement) that are Senior Priority Obligations (as defined in the Intercreditor Agreement), be pari passu and equal in priority to the Liens granted to any Additional Agent for the benefit of the holders of the applicable Additional Obligations that are Senior Priority Obligations (as defined in the Intercreditor Agreement) to secure such Additional Obligations that are Senior Priority Obligations (as defined in the Intercreditor Agreement) pursuant to the applicable Additional Collateral Documents (except as may be separately otherwise agreed between the Collateral Agent, on behalf of itself and the Secured Parties, and any Additional Agent, on behalf of itself and the Additional Secured Parties (as defined in the Intercreditor Agreement) represented thereby). The Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the Administrative Agent and any Additional Agent shall be determined solely pursuant to the applicable Intercreditor Agreements, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the applicable Intercreditor Agreements. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent and any Additional Agent, in the case of the Intercreditor Agreement, and (ii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement. In the event of any such conflict, each Grantor may act

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(or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so. Notwithstanding any other provision hereof, for so long as any Additional Obligations that are Senior Priority Obligations (as defined in the Intercreditor Agreement) remain outstanding, any obligation hereunder to deliver to the Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the applicable Senior Priority Representative (as defined in the Intercreditor Agreement) to be held in accordance with the Intercreditor Agreement.

3.	Representations and Warranties.

Each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party that:

3.01 Title; No Other Liens. Except for (a) the Security Interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and (b) Liens permitted under the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens. Each Grantor has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement, in each case (except with respect to the Borrower or any Grantor that is a Significant Subsidiary), to the extent that any such failure would not reasonably be expected to have a Material Adverse Effect. To the knowledge of such Grantor, no action or proceeding seeking to limit, cancel or question the validity of such Grantor’s ownership interest in the Collateral, that would reasonably be expected to result in a Material Adverse Effect, is pending or threatened. Such Grantor has not filed or consented to the filing of any (x) security agreement, financing statement or analogous document under the Uniform Commercial Code or any other similar Laws covering any of such Grantor’s Collateral, (y) assignment for security in which such Grantor assigns any of such Grantor’s Collateral or any security agreement or similar instrument covering any of such Grantor’s Collateral with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, which security agreement, financing statement or similar instrument or assignment is still in effect or (z) assignment for security in which such Grantor assigns any of such Grantor’s Collateral or any security agreement or similar instrument covering any of such Grantor’s Collateral with any foreign governmental, municipal or other governmental office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except in the case of each of clauses (x), (y) and (z) above, such as (i) are filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Loan Documents, (ii) are filed in respect of Liens permitted by the Credit Agreement or (iii) are filed in respect of Liens being terminated on the Closing Date.

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3.02 Intellectual Property.

(a) As of the date hereof, the Intellectual Property Collateral set forth on Schedule 3.02(a)(i) hereto is a true and correct list in all material respects of all copyright registrations with respect to Material Newspapers registered with the United States Copyright Office on or after January 1, 2009, issued patents, pending patent applications, federal trademark registrations and pending federal trademark applications, in each case, in the United States (collectively, the “Registered Intellectual Property”), owned in whole or in part by such Grantor and indicates for each such item, as applicable, the title, the application and/or registration number, date and jurisdiction of filing and/or issuance and the identity of the current applicant or registered owner. Schedule 3.02(a)(ii) hereto is a true and correct list in all material respects of all IP Agreements pursuant to which any Grantor, as of the date hereof, is the exclusive licensee of any registered United States Copyright, and indicates for each such IP Agreement, the title of such IP Agreement, the date of such IP Agreement, the parties to such IP Agreement, and the title, registration number, date of filing and the identity of the registered owner of each registered United States Copyright exclusively licensed to any Grantor pursuant to such IP Agreement (collectively, the “Exclusive IP Agreements”).

(b) Except as would not reasonably be expected to result in a Material Adverse Effect:

(i) The Registered Intellectual Property of such Grantor is subsisting and has not been adjudged invalid or unenforceable in whole or in part and there are no pending or, to such Grantor’s knowledge, threatened (in writing) claims challenging the validity or enforceability of the Registered Intellectual Property of such Grantor, and

(ii) To such Grantor’s knowledge, no Person is engaging in any activity that materially infringes, misappropriates or otherwise violates the Intellectual Property Collateral of such Grantor or the Grantor’s rights in or use thereof.

3.03 Perfected Security Interests.

(a) Subject to the Perfection Exceptions and the limitations set forth in clause (b) of this Section 3.03, the Security Interests by such Grantor granted pursuant to this Agreement (i) will attach to each item of Collateral owned by such Grantor on the Closing Date (or, if such Grantor first obtains rights thereto on a later date, on such later date), (ii) will constitute valid perfected (so long as perfection is possible under United States Law) security interests in the Collateral of such Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties, as collateral security for the Guaranteed Obligations of such Grantor, upon (A) in the case of Collateral of such Grantor in which a security interest may be perfected by filing a financing statement under the Uniform

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Commercial Code of any jurisdiction, the filing of financing statements naming such Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, (B) in the case of Chattel Paper to be pledged or assigned by such Grantor, the earlier of the delivery thereof to the Collateral Agent and the filing of the financing statements referred to in clause (A) and/or (C) in the case of registered Copyrights, applied for and registered Trademarks, applied for and issued Patents and Exclusive IP Agreements included in the Intellectual Property Collateral of such Grantor, the filing of the financing statements referred to in clause (A) and the filing, registration and recording of fully executed agreements in the form of the Grant of Security Interest in Copyrights, the Notice and Confirmation of Grant of Security Interest in Patents and the Notice and Confirmation of Grant of Security Interest in Trademarks set forth in Exhibit 3-A, 3-B and 3-C hereto in the United States Copyright Office and the United States Patent and Trademark Office, as applicable, and (iii) are prior to all other Liens on the Collateral of such Grantor other than Liens permitted by the Credit Agreement having priority over or being pari passu with the Collateral Agent’s Lien by operation of law or otherwise as permitted under the Credit Agreement.

(b) Notwithstanding anything to the contrary contained herein, no Grantor shall be required to (x) enter into control agreements with respect to, or otherwise perfect any security interest by “control” over, securities accounts, deposit accounts, other bank accounts, cash and Cash Equivalents and accounts related to the clearing, payment proceeding and similar operations of Borrower and its Restricted Subsidiaries, Commercial Tort Claims and Letter-of-Credit Rights, (y) take any action in any jurisdiction (other than the United States of America, any state thereof and the District of Columbia) to perfect any security interest in any Collateral (including Equity Interests of Foreign Subsidiaries) or (z) perfect the security interest in the following other than by the filing of a UCC financing statement: (1) Fixtures, (2) goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person, and (3) uncertificated securities (clauses (x), (y) and (z) collectively, the “Perfection Exceptions”).

(c) It is understood and agreed that the security interests created hereby shall not prevent the Grantors from using the Collateral in the ordinary course of their respective businesses or as otherwise permitted by the Credit Agreement.

(d) As of the date hereof, each Grantor hereby represents and warrants that it holds no Commercial Tort Claims with respect to which a Commercial Tort Action was commenced other than those listed in Schedule 2(a)(iv).

3.04 Accounts. As of the date hereof, no amount payable in excess of $5,000,000 to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Collateral Agent, properly endorsed for transfer, to the extent, in the case of any such Instrument, delivery is required by the Pledge Agreement.

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3.05 Names. (a) The exact legal name of the Borrower and each Grantor, as such name appears in its respective certificate of incorporation or any other organizational document, is as set forth in Schedule 3.05(a). The Borrower and each Grantor is (i) the type of entity disclosed next to its name in Schedule 3.05(a) and (ii) a registered organization except to the extent disclosed in Schedule 3.05(a). Also set forth in Schedule 3.05(a) is the jurisdiction of formation of the Borrower and each Grantor and, if the applicable Grantor is organized in a jurisdiction that requires the organizational identification number or the Federal Taxpayer Identification Number to be included in an effective UCC-1 financing statement, the organizational identification number of such Grantor and the Federal Taxpayer Identification Number of such Grantor.

(b) Set forth in Schedule 3.05(b) is any other corporate or organizational names the Borrower and each Grantor has had in the past five years, together with the date of the relevant change.

(c) Set forth in Schedule 3.05(c) is the information required by Section 3.05 for any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time in the past four months. Except as set forth in Schedule 3.05(c), no Loan Party has changed its jurisdiction of organization at any time during the past four months.

3.06 Current Locations. Current Locations. (a) The chief executive office of the Borrower and each Grantor is located at the address set forth in Schedule 3.06(a) hereto.

3.07 Letter-of-Credit Rights. Set forth in Schedule 3.07 is a true and correct list of all letters of credit issued in favor of the Borrower or any Grantor, as beneficiary thereunder having a maximum available amount in excess of $5,000,000.

3.08 Chattel Paper. Set forth in Schedule 3.08 is a true and correct list of all tangible chattel paper and electronic chattel paper held by the Borrower or any Grantor as of the Closing Date.

4.	Covenants.

Each Grantor hereby covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the Release Date:

4.01 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain the Security Interests created hereby as perfected security interests (subject to Section 3.03(b)) and subject to no liens, other than any Lien permitted by the Credit Agreement, and shall use commercially reasonable efforts to defend the Security Interests created hereby and the priority thereof against the claims and demands not permitted by the Credit Agreement of all Persons whomsoever.

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(b) Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request.

(c) Each Grantor agrees that should it, after the date hereof, obtain an ownership interest in any Registered Intellectual Property that would, had it been owned on the date hereof, be considered a part of the Intellectual Property Collateral, or should it become a party to any IP Agreement that would, had such Grantor been a party to it on the date hereof, be considered an Exclusive IP Agreement (“After-Acquired Intellectual Property Collateral”), such After-Acquired Intellectual Property Collateral shall automatically become part of the Intellectual Property Collateral, subject to the terms and conditions of this Agreement with respect thereto. In addition, on or prior to the date that each annual and quarterly Compliance Certificate is required to be delivered pursuant to Section 6.02(b) of the Credit Agreement, such Grantor shall execute and deliver to the Collateral Agent agreements substantially in the forms of Exhibit 2 and Exhibits 3-A, 3-B or 3-C hereto (collectively, the “Intellectual Property Security Agreements”), as applicable, covering such After-Acquired Intellectual Property Collateral, and shall record each such agreement with the United States Copyright Office (if in the form of Exhibit 3-A), the United States Patent and Trademark Office (if in the form of Exhibit 3-B or Exhibit 3-C) and any other Governmental Authorities located in the United States necessary to perfect the Security Interest hereunder in any such After-Acquired Intellectual Property Collateral.

(d) If any Grantor shall at any time hold or acquire a Commercial Tort Claim with respect to which a Commercial Tort Action was commenced, such Grantor shall on or prior to the date that the Compliance Certificate for the fiscal quarter in which it was commenced is required to be delivered pursuant to Section 6.02(b) of the Credit Agreement, notify the Collateral Agent in writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

(e) (e) Subject to the Perfection Exceptions, clause (f) below and Sections 3.03(b) hereof, each Grantor agrees that at any time and from time to time, at the expense of such Grantor, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under

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any Law, or which the Collateral Agent or the Required Lenders may reasonably request, in order (x) to grant, preserve, protect and perfect the validity and priority of the Security Interests created or intended to be created hereby or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby, all at the expense of such Grantor. Without limiting the generality of the foregoing, such Grantor shall comply with Section 6.14 of the Credit Agreement.

(f) Notwithstanding anything in this Section 4.01 to the contrary, (i) with respect to any assets acquired by such Grantor after the date hereof that are required by the Credit Agreement to be subject to the Lien created hereby or (ii) with respect to any Person that, subsequent to the date hereof, becomes a Subsidiary of the Borrower that is required by the Credit Agreement to become a party hereto, the relevant Grantor after the acquisition or creation thereof shall promptly take all actions required by the Credit Agreement, and this Section 4.01.

(g) Notwithstanding the foregoing, subject to Section 6.12 of the Credit Agreement, any action required to be taken by any Grantor pursuant to this Section 4.01 (other than clause (a) hereof) may be taken by such Grantor, at its option, on or prior to the date the Borrower is required to deliver the Compliance Certificate pursuant to Section 6.02(b) of the Credit Agreement for the fiscal quarter during which the event triggering such action occurred or by such later date permitted by this Agreement.

4.02 Changes in Locations, Name, etc. Each Grantor will furnish to the Collateral Agent prompt written notice (which shall in any event be provided by the earlier of (x) 30 days after such change and (y) 10 days prior to the date on which the perfection of the liens under the Collateral Documents would (absent additional filings or other actions) lapse, in whole or in part, by reason of such change) of any change (i) in its legal name, (ii) in its jurisdiction of incorporation or organization or (iii) in its identity or type of organization or corporate structure. Each Grantor agrees promptly to provide the Collateral Agent after notification of any such change with certified Organizational Documents reflecting any of the changes described in the first sentence of this paragraph. The Borrower also agrees to promptly notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.

4.03 Notices.

(a) Each Grantor will advise the Collateral Agent in reasonable detail, of any Lien of which it has knowledge (other than the Security Interests created hereby and other Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect, in any material respect, the ability of the Collateral Agent to exercise any of its remedies hereunder.

(b) Upon the occurrence and during the continuation of any Event of Default, and after written notice is delivered to the Borrower or the applicable Grantor, all insurance payments in respect of any Equipment of such Grantor shall be paid to and applied by the Collateral Agent as specified in Section 5.04.

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4.04 Intellectual Property.

(a) Subject to Section 4.04(c), with respect to each item of Intellectual Property Collateral owned by each Grantor, such Grantor agrees to take, at its expense, all commercially reasonable steps, including, as applicable, in the United States Patent and Trademark Office, the United States Copyright Office and any other Governmental Authority located in the United States, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, and Copyright registration and application for registration, as applicable, now or hereafter included in such Intellectual Property Collateral of such Grantor, except in each case to the extent failure to do any of the foregoing would not reasonably be expected to result in a Material Adverse Effect.

(b) Subject to Section 4.04(c), such Grantor shall (and shall use commercially reasonable efforts to cause all its licensees to), as and to the extent appropriate, in such Grantor’s reasonable business judgment, (i) (1) continue to use each Trademark included in the Intellectual Property Collateral in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) maintain at least the same standards of quality of products and services offered under such Trademark as are currently maintained, (3) use such Trademark with the appropriate notice of registration and all other notices and legends required by Law, (4) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent shall obtain a security interest in such other Trademark pursuant to this Agreement to the extent required herein and (ii) not do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way, (x) any Patent included in the Intellectual Property Collateral may become forfeited, misused, unenforceable, abandoned or dedicated to the public or (y) any portion of the Copyrights included in the Intellectual Property Collateral may become invalidated or fall into the public domain, except in each case to the extent failure to do any of the foregoing would not reasonably be expected to result in a Material Adverse Effect.

(c) No Grantor shall discontinue use of or otherwise abandon any owned Intellectual Property Collateral unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable or economically practicable in the conduct of such Grantor’s business, except to the extent that such discontinuance or abandonment would not reasonably be expected to result in a Material Adverse Effect.

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(d) In the event that any Grantor becomes aware after the date hereof that any item of its material Intellectual Property Collateral is being infringed or misappropriated by a third party in any way that would reasonably be expected to have a Material Adverse Effect, such Grantor shall promptly notify the Collateral Agent and take such actions, at its expense, as such Grantor deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property Collateral, including, if such Grantor deems it necessary, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

(e) With respect to its United States Registered Intellectual Property owned by such Grantor in its own name on the date hereof, and the Exclusive IP Agreements to which it is a party as of the date hereof, each Grantor shall execute or otherwise authenticate an agreement, in substantially the form of the Grant of Security Interest in Copyrights, the Notice and Confirmation of Grant of Security Interest in Patents or the Notice and Confirmation of Grant of Security Interest in Trademarks set forth, respectively, in Exhibits 3-A, 3-B and 3-C hereto (collectively, the “Intellectual Property Security Agreements”), as applicable, for recording the Security Interest granted hereunder to the Collateral Agent in such United States Registered Intellectual Property and Exclusive IP Agreements with the United States Copyright Office (if in the form of Exhibit 3-A) and the United States Patent and Trademark Office (if in the form of Exhibit 3-B or Exhibit 3-C).

5.	Remedial Provisions.

5.01 Certain Matters Relating to Accounts.

(a) Subject to the terms of the Intercreditor Agreement, at any time after the occurrence and during the continuation of an Event of Default under Section 8.01(a) or Section 8.01(f) of the Credit Agreement after written notice is delivered to the Grantors, the Collateral Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party; provided that the provisions of Section 10.08 of the Credit Agreement shall apply to such information.

(b) The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts and subject to the terms of the Intercreditor Agreement, the Collateral Agent may curtail or terminate said authority at any time upon notice after the occurrence and during the continuation of an Event of Default under Section 8.01(a) or

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Section 8.01(f) of the Credit Agreement. Subject to the terms of the Intercreditor Agreement, at any time after the occurrence and during the continuation of an Event of Default under the Credit Agreement, any payments of Accounts, when collected by any Grantor, (i) if required in writing by the Collateral Agent, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 5.04, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) Subject to the terms of the Intercreditor Agreement, at the Collateral Agent’s written request at any time after the occurrence and during the continuation of an Event of Default under the Credit Agreement, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all orders, invoices and shipping receipts.

(d) Upon the occurrence and during the continuation of an Event of Default under the Credit Agreement, and after written notice is delivered to the Grantor, a Grantor shall not (other than in the ordinary course of business) grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon if the Collateral Agent shall have instructed the Grantors in writing not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances during the continuation of such Event of Default under the Credit Agreement.

5.02 Communications with Obligors; Grantors Remain Liable.

(a) Subject to the terms of the Intercreditor Agreement, upon the written request of the Collateral Agent at any time after the occurrence and during the continuation of an Event of Default under Section 8.01(a) or Section 8.01(f) of the Credit Agreement, each Grantor shall notify obligors on the Accounts of such Grantor that the Accounts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Collateral Agent and may enforce such Grantor’s rights against such obligors.

(b) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts of such Grantor to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in

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accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto) of such Grantor, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.03 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the other Secured Parties specified in Section 5.01 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other Cash Equivalents shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, upon the notice in writing by the Collateral Agent (subject to the terms of the Intercreditor Agreement) to the relevant Grantor (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under the Credit Agreement shall be deemed to constitute a request by the Collateral Agent for the purposes of this sentence and in such circumstances, no such written notice shall be required), forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Guaranteed Obligations and shall not constitute payment thereof until applied as provided in Section 5.04.

5.04 Application of Proceeds.

(a) Except as expressly provided elsewhere in this Agreement or any other Loan Document, (i) any cash held in the Collateral Accounts and (ii) all proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied pursuant to Section 8.04 of the Credit Agreement.

5.05 Code and Other Remedies. If an Event of Default shall occur and be continuing, subject to the terms of the Intercreditor Agreement, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided

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for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) or any other applicable law or in equity and also, to the extent permitted by applicable law, may without demand of performance or other demand, presentment, protest, advertisement or notice of any kind except as specified below, subject to any existing reserved rights or licenses, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold and the Collateral Agent or such Secured Party may, subject to (x) the satisfaction in full in cash of all payments due pursuant to Section 8.04(a) of the Credit Agreement and (y) the ratable satisfaction of the Guaranteed Obligations in accordance with the priorities set forth in Section 8.04 of the Credit Agreement, pay the purchase price by crediting the amount thereof against the Guaranteed Obligations. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places and times which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.05 in accordance with the provisions of

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Section 8.04 of the Credit Agreement. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may, subject to the terms of the Intercreditor Agreement, proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

5.06 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Guaranteed Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.

5.07 Amendments, etc. with Respect to the Guaranteed Obligations; Waiver of Rights. Each Grantor shall (to the maximum extent permitted by law) remain obligated hereunder notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (a) any demand for payment of any of the Guaranteed Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Guaranteed Obligations continued, (b) the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Secured Debt Documents, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of the applicable Secured Debt Document and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Grantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other Grantor, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any other Grantor or any release of the Borrower or any other Grantor shall not relieve any Grantor in respect of which a demand or collection is not made or any Grantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Grantor. For the purpose hereof “demand” shall include the commencement and continuance of any legal proceedings.

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5.08 Conflict with Credit Agreement. In the event of any conflict between the terms of this Section 5 and the Credit Agreement, the Credit Agreement shall prevail.

6.	The Collateral Agent.

6.01 Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a) Subject to the terms of the Intercreditor Agreement and any Other Intercreditor Agreement, each Grantor hereby appoints, which appointment is irrevocable and coupled with an interest, effective upon the occurrence and during the continuation of an Event of Default, the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, for the purpose of carrying out the terms of this Agreement, and the other Loan Documents, to take any and all appropriate action and to execute any and all documents and instruments which the Collateral Agent may deem necessary or desirable to accomplish the purposes of this Agreement, and the other Loan Documents and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, either in the Collateral Agent’s name or in the name of such Grantor or otherwise, without assent by such Grantor, to do any or all of the following at the same time or at different times, in each case after the occurrence and during the continuation of an Event of Default:

(i) take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s and the Secured Parties’ Security Interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against any Collateral;

(iv) execute, in connection with any sale provided for in Section 5.05, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

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(v) obtain, pay and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(vi) solely with respect to events of default pursuant to Sections 8.01(a) and 8.01(f) of the Credit Agreement, send verifications of Accounts to any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account;

(vii) solely with respect to events of default pursuant to Sections 8.01(a) and 8.01(f) of the Credit Agreement, direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

(viii) ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

(ix) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

(x) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

(xi) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral (with such Grantor’s consent (not to be unreasonably withheld or delayed) to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral; provided that such consent right shall not limit any other rights or remedies available to the Collateral Agent at law);

(xii) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate (with such Grantor’s consent (not to be unreasonably withheld or delayed) to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral; provided that such consent right shall not limit any other rights or remedies available to the Collateral Agent at law);

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(xiii) subject to any existing reserved rights and licenses, assign, license or sublicense any Intellectual Property Collateral throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its reasonable business discretion determine; and

(xiv) generally, but subject to any existing reserved rights and licenses, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Secured Parties’ Security Interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.0l(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.01(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.01, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d) Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created hereby are released.

6.02 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation

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of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own bad faith, gross negligence or willful misconduct.

6.03 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by this Agreement and such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the applicable Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.04 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interests created hereby and all obligations of the Grantors hereunder shall (to the maximum extent permitted by law) be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Secured Debt Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Secured Debt Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Guaranteed Obligations, or (d) any other circumstance (other than a defense of payment or performance) that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Guaranteed Obligations or this Agreement.

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6.05 Continuing Security Interest; Assignments Under the Secured Debt Documents; Release.

(a) This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Grantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until the Release Date.

(b) A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interests in the Collateral of such Subsidiary Grantor created hereby shall be automatically released, upon the consummation of any transaction permitted by the Credit Agreement, as a result of which such Subsidiary Grantor ceases to be a Restricted Subsidiary of the Borrower or otherwise becomes an Excluded Subsidiary.

(c) The Security Interests in any Collateral created hereby shall be automatically released and such Collateral sold, free and clear of the Lien and Security Interests created hereby (w) upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than to another Grantor), (x) upon the effectiveness of any written consent to the release of the Security Interests created hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, (y) upon property constituting Excluded Property or (z) as otherwise provided in any applicable intercreditor agreement entered into in accordance with Section 9.14 of the Credit Agreement (including the Intercreditor Agreement).

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release.

6.06 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

7.	Miscellaneous.

7.01 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a

27

written instrument executed by the affected Grantor and the Collateral Agent in accordance with Section 10.01 of the Credit Agreement; provided, however, that this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through agreements substantially in the form of Exhibit 1 and Exhibit 2, respectively, in each case duly executed by each Grantor directly effected thereby.

7.02 Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 10.02 of the Credit Agreement.

7.03 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.01 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof or of any other applicable Secured Debt Document. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any other occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

7.04 Enforcement Expenses; Indemnification.

(a) Each Grantor agrees to pay any and all reasonable and documented or invoiced expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, such Grantor under this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.

(b) Each Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes, charges or similar levies which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

28

(c) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.05 of the Credit Agreement.

(d) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured hereby and by the other Collateral Documents. The agreements in this Section 7.04 shall survive termination of this Agreement, or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or, any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.04 shall be payable within 30 days after demand therefor.

7.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and by the Credit Agreement, except that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, except pursuant to a transaction or otherwise as permitted by the Credit Agreement.

7.06 Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Collateral Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

7.07 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.08 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

29

7.09 Integration. This Agreement together with the other Loan Documents represents the agreement of each of the Grantors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Debt Documents (and each other agreement or instrument executed or issued in connection therewith).

7.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.11 Submission to Jurisdiction Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them and agrees that any such action or proceeding shall be brought solely in such New York Courts; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Guaranteed Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Section 7.11 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any person, or decline (or, in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 7.11 would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding;

30

(b) waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this section;

(c) consents to service of process in the manner provided for notices in Section 7.02; and

(d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7.11 any special, exemplary, punitive or consequential damages;

Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any court referred to in paragraph (a) above.

Nothing in this Agreement will affect the right of any party hereto to serve process in any manner permitted by applicable law.

7.12 Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties; and

(d) upon any Event of Default, the Collateral Agent may proceed without notice, against any Grantor and any Collateral to collect and recover the full amount of any Obligation then due, without first proceeding against any other Grantor, any other Loan Party or any other Collateral and without first joining any other Grantor or any other Loan Party in any proceeding.

7.13 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.12 of the Credit Agreement shall

31

become a Grantor, with the same force and effect as if originally named as a Grantor herein, for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Supplement substantially in the form of Exhibit 1 hereto. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

7.14 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.15 Intercreditor Agreement. Notwithstanding any provision to the contrary in this Agreement, if any Intercreditor Agreement is entered into in accordance with Section 9.14 of the Credit Agreement, in the event of any conflict or inconsistency between the provisions of such Intercreditor Agreement and this Agreement, the provisions of such intercreditor agreement shall prevail.

7.16 FCC COMPLIANCE. Notwithstanding anything to the contrary contained herein or in any other agreement, instrument or document executed in connection herewith,

(a) no party hereto shall take any actions hereunder or under the other Loan Documents that would constitute or result in an assignment of any Station License, permit or authorization or a transfer of control of such Station License, permit or authorization requiring the prior approval of the FCC without first obtaining such prior approval of the FCC;

(b) if an Event of Default under Section 8.01(a) or Section 8.01(f) of the Credit Agreement shall have occurred and be continuing, in connection with the enforcement of its rights hereunder, (i) the Collateral Agent is empowered to seek from the FCC and any other Governmental Authority any required consent to or

32

approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to which control ultimately will be transferred; (ii) each Grantor shall cooperate in the preparation, execution and filing of any applications, providing any information, or taking any other actions, that may be necessary or desirable in obtaining the FCC’s consent to the assignment or transfer of control to such purchaser of the Collateral; (iii) each Grantor shall consent to any such assignment or transfer after and during the continuation of an Event of Default Section 8.01(a) or Section 8.01(f) of the Credit Agreement, without limiting any rights of the Collateral Agent under this Agreement, to authorize the Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC, or other required consents of any Governmental Authority, in order to effectuate the transactions contemplated by this Section 7.16; and (iv) subject to Section 7.16(a) hereof, such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Collateral Agent under this Agreement;

(c) without limiting the obligations of any Grantor hereunder, each Grantor further agrees that (i) if such Grantor, upon or after the occurrence of an Event of Default Section 8.01(a) or Section 8.01(f) of the Credit Agreement should, in violation of its obligations hereunder, fail or refuse for any reason whatsoever to execute any application necessary or appropriate to obtain the consent of the FCC or any other Governmental Authority necessary or appropriate for the exercise of any right granted to the Collateral Agent hereunder, such Grantor agrees that, to the extent permitted by law, such application may be executed on such Grantor’s behalf by the clerk of any court of competent jurisdiction without notice to such Grantor pursuant to court order; (ii) because of the unique nature of its undertaking in this Section 7.16, the same may be specifically enforced, and such Grantor hereby waives, and agrees to waive, any claim or defense that the Secured Parties would have an adequate remedy at law for the breach of this undertaking and any requirement for the posting of bond or other security; provided, however, that Grantor shall not be obligated to execute or certify any document for submission to the FCC or any other Governmental Authority that Grantor has reasonable cause to believe contains any inaccuracy or to make any statements concerning the qualifications of any prospective transferee or assignee; provided further that this Section 7.16 shall not be deemed to limit any other rights of the Secured Parties available under applicable law and consistent with the Communications Laws;

(d) in connection with this Section 7.16, the Collateral Agent shall be entitled to rely in good faith upon an opinion of outside FCC counsel to the Collateral Agent of the Collateral Agent’s choice with respect to any such assignment or transfer, whether or not the advice rendered is ultimately determined to have been accurate; and

(e) all parties hereto shall otherwise take all reasonable actions that are necessary or appropriate to enable the parties to comply with all applicable FCC rules, regulations, orders or other requirements.

[Signature Pages Follow]

33

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

Tribune Company
as a Grantor,

By:	/s/ Edward Lazarus
	Name:	Edward Lazarus
	Title:	Secretary

[Tribune - Security Agreement]

AL-Huntsville-200 Holmes Avenue, LLC

AR-Fort Smith-318 North 13th Street, LLC

AR-Van Buren-179 Gladewood Road, LLC

Blue Lynx Media, LLC

Builder Media Solutions, LLC

CA-4655 Fruitridge Road, LLC

California Community News, LLC

CA-Los Angeles Times Square, LLC

CA-Olympic Plant, LLC

CA-Orange County Plant, LLC

CastTV Inc.

Chicago Tribune Company, LLC

Chicagoland Publishing Company, LLC

Chicagoland Television News, LLC

Classified Ventures Holdco, LLC

CO-1006 Lookout Mountain Road, LLC

CO-6160 South Wabash Way, LLC

CO-Clear Creek County-Argentine Pass, LLC

CO-Denver-100 East Speer Boulevard, LLC

CO-Golden-21214 Cedar Lake Road, LLC

CT-121 Wawarme Avenue, LLC

CT-285 Broad Street, LLC

CT-WTIC, LLC

FL-633 North Orange Avenue, LLC

FL-Deerfield Plant, LLC

FL-Orlando Sentinel, LLC

ForSaleByOwner.com Referral Services, LLC

forsalebyowner.com, LLC

Hoy Publications, LLC

IA-Alleman Polk County, LLC

IA-Des Moines-1801 Grand Avenue, LLC

IL-11201 Franklin Avenue, LLC

IL-16400 South 105th Court, LLC

IL-2501 West Bradley Place, LLC

IL-3249 North Kilpatrick, LLC

IL-3722 Ventura Drive, LLC

IL-700 West Chicago Avenue, LLC

IL-720 Rohlwing Road, LLC

IL-Freedom Center, LLC

IL-Henry County-Rustic Hill, LLC

IL-Moline-3003 Park 16 Street, LLC

IL-Orion-2880 North 1100 Avenue, LLC

IL-Tribune Tower, LLC

[Tribune - Security Agreement]

IN-2350 Westlane Road, LLC

IN-6910 Network Place, LLC

Internet Foreclosure Service, LLC

IN-Trafalgar WTTV, LLC

IN-Windfall WTTV, LLC

KDAF, LLC

KIAH, LLC

KPLR, Inc.

KRCW, LLC

KSWB, LLC

KTLA, LLC

KTXL, LLC

KWGN, LLC

Local Pro Plus Realty, LLC

Los Angeles Times Communications LLC

Magic T Music Publishing Company, LLC

MD-10 Hays Street, LLC

MD-10750 Little Patuxent Parkway, LLC

MD-3400 Carlins Park Drive, LLC

MD-North Calvert Street, LLC

MD-Sun Park, LLC

MI-3117 Plaza Drive, LLC

MI-Davis Road, LLC

MO-Kansas City-3020 Summit Street, LLC

MO-St Louis-Emil Avenue, LLC

NC-High Point-2005 Francis Street, LLC

NC-Sofia-4119 Old Courthouse Road, LLC

Oak Brook Productions, LLC

OH-Cleveland-5800 South Marginal Road, LLC

OH-Parma-4501 West Pleasant Valley Road, LLC

OK-Oklahoma City-East Britton Road, LLC

OR-10255 SW Arctic Drive, LLC

Orlando Sentinel Communications Company, LLC

PA-2005 South Queen Street, LLC

PA-5001 Wynnefield Avenue, LLC

PA-550 East Rock Road, LLC

PA-Luzerne County-Penobscot Mountain, LLC

PA-Moosic-16 Montage Mountain Road, LLC

PA-Morning Call, LLC

PA-Ransom, LLC

[Tribune - Security Agreement]

PA-South Abington-Rt. 11 and Morgan Hwy, LLC

Riverwalk Center I, Joint Venture

Riverwalk Holdco II, LLC

Riverwalk Holdco, LLC

Sun-Sentinel Company, LLC

The Baltimore Sun Company, LLC

The Daily Press, LLC

The Hartford Courant Company, LLC

The Morning Call, LLC

TN-Memphis-803 Channel 3 Drive, LLC

Tower Distribution Company, LLC

Towering T Music Publishing Company, LLC

Tribune (FN) Cable Ventures, LLC

Tribune 365, LLC

Tribune Broadcasting Company II, LLC

Tribune Broadcasting Company, LLC

Tribune Broadcasting Hartford, LLC

Tribune Broadcasting Indianapolis, LLC

Tribune Broadcasting Seattle, LLC

Tribune Content Agency, LLC

Tribune Digital Ventures, LLC

Tribune Direct Marketing, LLC

Tribune Entertainment Company, LLC

Tribune Interactive, LLC

Tribune Investments, LLC

Tribune Media Services London, LLC

Tribune Media Services, LLC

Tribune National Marketing Company, LLC

Tribune Publishing Company, LLC

Tribune Real Estate Holdings II, LLC

Tribune Real Estate Holdings, LLC

Tribune Television New Orleans, Inc.

Tribune Washington Bureau, LLC

TX-7700 Westpark Drive, LLC

TX-8001 John Carpenter Freeway, LLC

UT-Salt Lake City-Amelia Earhart Drive, LLC

VA-216 Ironbound Road, LLC

VA-Daily Press, LLC

VA-Norfolk-720 Boush Street, LLC

VA-Portsmouth-1318 Spratley Street, LLC

VA-Richmond, LLC

VA-Suffolk-5277 Nansemond Parkway, LLC

[Tribune - Security Agreement]

WA-1813 Westlake Avenue, LLC

WDCW, LLC

WGN Continental Broadcasting Company, LLC

WI-Brown Deer-9001 North Green Bay Road, LLC

WI-Milwaukee-1100 East Capital Drive, LLC

WPHL, LLC

WPIX, LLC

WPMT, LLC

WSFL, LLC

WXMI, LLC

each as a Grantor,

By:	/s/ Edward Lazarus
	Name:	Edward Lazarus
	Title:	Secretary

[Tribune - Security Agreement]

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ John G. Kowalczuk
	Name:	John G. Kowalczuk
	Title:	Executive Director

[Tribune - Security Agreement]

SCHEDULE A

TO THE SECURITY AGREEMENT

SUBSIDIARY GRANTORS

1.	AL-Huntsville-200 Holmes Avenue, LLC
2.	AR-Fort Smith-318 North 13th Street, LLC
3.	AR-Van Buren-179 Gladewood Road, LLC
4.	Blue Lynx Media, LLC
5.	Builder Media Solutions, LLC
6.	CA-4655 Fruitridge Road, LLC
7.	CA-Olympic Plant, LLC
8.	CA-Orange County Plant, LLC
9.	CA-Los Angeles Times Square, LLC
10.	California Community News, LLC
11.	CastTV Inc.
12.	Chicago Tribune Company, LLC
13.	Chicagoland Publishing Company, LLC
14.	Chicagoland Television News, LLC
15.	Classified Ventures Holdco, LLC
16.	CO-1006 Lookout Mountain Road, LLC
17.	CO-6160 South Wabash Way, LLC
18.	CO-Clear Creek County-Argentine Pass, LLC
19.	CO-Denver-100 East Speer Boulevard, LLC
20.	CO-Golden-21214 Cedar Lake Road, LLC
21.	CT-121 Wawarme Avenue, LLC
22.	CT-285 Broad Street, LLC
23.	CT-WTIC, LLC
24.	FL-633 North Orange Avenue, LLC
25.	FL-Deerfield Plant, LLC
26.	FL-Orlando Sentinel, LLC
27.	ForSaleByOwner.com Referral Services, LLC
28.	forsalebyowner.com, LLC
29.	Hoy Publications, LLC
30.	IA-Alleman Polk County, LLC
31.	IA-Des Moines-1801 Grand Avenue, LLC
32.	IL-11201 Franklin Avenue, LLC
33.	IL-16400 South 105th Court, LLC
34.	IL-2501 West Bradley Place, LLC
35.	IL-3249 North Kilpatrick, LLC
36.	IL-3722 Ventura Drive, LLC
37.	IL-700 West Chicago Avenue, LLC
38.	IL-720 Rohlwing Road, LLC
39.	IL-Freedom Center, LLC
40.	IL-Henry County-Rustic Hill, LLC
41.	IL-Moline-3003 Park 16 Street, LLC
42.	IL-Orion-2880 North 1100 Avenue, LLC
43.	IL-Tribune Tower, LLC

44.	IN-2350 Westlane Road, LLC
45.	IN-6910 Network Place, LLC
46.	IN-Trafalgar WTTV, LLC
47.	IN-Windfall WTTV, LLC
48.	Internet Foreclosure Service, LLC
49.	KDAF, LLC
50.	KIAH, LLC
51.	KPLR, Inc.
52.	KRCW, LLC
53.	KSWB, LLC
54.	KTLA, LLC
55.	KTXL, LLC
56.	KWGN, LLC
57.	Local Pro Plus Realty, LLC
58.	Los Angeles Times Communications LLC
59.	Magic T Music Publishing Company, LLC
60.	MD-10 Hays Street, LLC
61.	MD-10750 Little Patuxent Parkway, LLC
62.	MD-3400 Carlins Park Drive, LLC
63.	MD-North Calvert Street, LLC
64.	MD-Sun Park, LLC
65.	MI-3117 Plaza Drive, LLC
66.	MI-Davis Road, LLC
67.	MO-Kansas City-3020 Summit Street, LLC
68.	MO-St Louis-Emil Avenue, LLC
69.	NC-High Point-2005 Francis Street, LLC
70.	NC-Sofia-4119 Old Courthouse Road, LLC
71.	Oak Brook Productions, LLC
72.	OH-Cleveland-5800 South Marginal Road, LLC
73.	OH-Parma-4501 West Pleasant Valley Road, LLC
74.	OK-Oklahoma City-East Britton Road, LLC
75.	OR-10255 SW Arctic Drive, LLC
76.	Orlando Sentinel Communications Company, LLC
77.	PA-2005 South Queen Street, LLC
78.	PA-5001 Wynnefield Avenue, LLC
79.	PA-550 East Rock Road, LLC
80.	PA-Luzerne County-Penobscot Mountain, LLC
81.	PA-Moosic-16 Montage Mountain Road, LLC
82.	PA-Morning Call, LLC
83.	PA-Ransom, LLC
84.	PA-South Abington-Rt. 11 and Morgan Hwy, LLC
85.	Riverwalk Center I, Joint Venture
86.	Riverwalk Holdco II, LLC
87.	Riverwalk Holdco, LLC
88.	Sun-Sentinel Company, LLC
89.	The Baltimore Sun Company, LLC
90.	The Daily Press, LLC
91.	The Hartford Courant Company, LLC

92.	The Morning Call, LLC
93.	TN-Memphis-803 Channel 3 Drive, LLC
94.	Tower Distribution Company, LLC
95.	Towering T Music Publishing Company, LLC
96.	Tribune (FN) Cable Ventures, LLC
97.	Tribune 365, LLC
98.	Tribune Broadcasting Company, LLC
99.	Tribune Broadcasting Company II, LLC
100.	Tribune Broadcasting Hartford, LLC
101.	Tribune Broadcasting Indianapolis, LLC
102.	Tribune Broadcasting Seattle, LLC
103.	Tribune Content Agency, LLC (f/k/a TMS News and Features, LLC)
104.	Tribune Digital Ventures, LLC
105.	Tribune Direct Marketing, LLC
106.	Tribune Entertainment Company, LLC
107.	Tribune Interactive, LLC
108.	Tribune Investments, LLC
109.	Tribune Media Services London, LLC
110.	Tribune Media Services, LLC
111.	Tribune National Marketing Company, LLC
112.	Tribune Publishing Company, LLC
113.	Tribune Real Estate Holdings, LLC
114.	Tribune Real Estate Holdings II, LLC
115.	Tribune Television New Orleans, Inc.
116.	Tribune Washington Bureau, LLC
117.	TX-7700 Westpark Drive, LLC
118.	TX-8001 John Carpenter Freeway, LLC
119.	UT-Salt Lake City-Amelia Earhart Drive, LLC
120.	VA-216 Ironbound Road, LLC
121.	VA-Daily Press, LLC
122.	VA-Norfolk-720 Boush Street, LLC
123.	VA-Portsmouth-1318 Spratley Street, LLC
124.	VA-Richmond, LLC
125.	VA-Suffolk-5277 Nansemond Parkway, LLC
126.	WA-1813 Westlake Avenue, LLC
127.	WDCW, LLC
128.	WGN Continental Broadcasting Company, LLC
129.	WI-Brown Deer-9001 North Green Bay Road, LLC
130.	WI-Milwaukee-1100 East Capital Drive, LLC
131.	WPHL, LLC
132.	WPIX, LLC
133.	WPMT, LLC
134.	WSFL, LLC
135.	WXMI, LLC

SCHEDULE 2(a)(iv) TO THE

SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 3.02(a)(i) TO THE

SECURITY AGREEMENT

REGISTERED INTELLECTUAL PROPERTY

A.	COPYRIGHTS

Tribune

Title	Current owner	Registration Date	Copyright Registration #
Chicago Tribune	Chicago Tribune Company	2009-01-29	TX0006631926
Chicago Tribune	Chicago Tribune Company	2009-03-09	TX0006679508
Chicago Tribune	Chicago Tribune Company	2009-04-16	TX0006631550
Chicago Tribune	Chicago Tribune Company	2009-06-11	TX0006681730
Chicago Tribune	Chicago Tribune Company	2009-06-18	TX0006679511
Chicago Tribune	Chicago Tribune Company	2009-08-07	TX0006685341
Chicago Tribune	Chicago Tribune Company	2009-09-14	TX0006683998
Chicago Tribune	Chicago Tribune Company	2009-10-13	TX0006685673
Chicago Tribune	Chicago Tribune Company	2009-11-02	TX0006700107
Chicago Tribune	Chicago Tribune Company	2009-11-27	TX0006700069
Chicago Tribune	Chicago Tribune Company	2009-11-30	TX0006699974
Chicago Tribune	Chicago Tribune Company	2010-01-01	TX0006701541
Chicago Tribune	Chicago Tribune Company	2010-04-12	TX0006704036
Chicago Tribune	Chicago Tribune Company	2010-07-02	TX0006704874
Chicago Tribune	Chicago Tribune Company	2010-07-06	TX0006704863
Chicago Tribune	Chicago Tribune Company	2010-09-01	TX0006705118
Chicago Tribune	Chicago Tribune Company	2010-10-06	TX0006776164
Chicago Tribune	Chicago Tribune Company	2010-10-08	TX0006771483
Chicago Tribune	Chicago Tribune Company	2010-10-22	TX0006718509
Chicago Tribune	Chicago Tribune Company	2010-12-20	TX0006771757
Chicago Tribune	Chicago Tribune Company	2011-01-10	TX0006771515
Chicago Tribune	Chicago Tribune Company	2011-02-22	TX0006772975
Chicago Tribune	Chicago Tribune Company	2011-03-23	TX0006772922
Chicago Tribune	Chicago Tribune Company	2011-04-13	TX0006776368
Chicago Tribune	Chicago Tribune Company	2011-06-13	TX0006778315
Chicago Tribune	Chicago Tribune Company	2011-07-11	TX0006604598
Chicago Tribune	Chicago Tribune Company	2011-07-12	TX0006604599
Chicago Tribune	Chicago Tribune Company	2011-08-03	TX0006784582

Title	Current owner	Registration Date	Copyright Registration #
Chicago Tribune	Chicago Tribune Company	2011-09-26	TX0007439909
Chicago Tribune	Chicago Tribune Company	2012-11-19	TX0006604600
Chicago Tribune	Chicago Tribune Company	2012-12-07	TX0007693250
Chicago Tribune	Chicago Tribune Company	2012-12-26	TX0007741886
Chicago Tribune	Chicago Tribune Company	2012-12-26	TX0007741913
Chicago Tribune	Chicago Tribune Company	2011-09-12	TX0006784583
Los Angeles Times	Los Angeles Times Communications, LLC	2009-04-20	TX0006679665
Los Angeles Times	Los Angeles Times Communications, LLC	2009-04-20	TX0006631638
Los Angeles Times	Los Angeles Times Communications, LLC	2009-04-24	TX0006679528
Los Angeles Times	Los Angeles Times Communications, LLC	2009-04-24	TX0006631515
Los Angeles Times	Los Angeles Times Communications, LLC	2009-04-24	TX0006631511
Los Angeles Times	Los Angeles Times Communications, LLC	2009-05-01	TX0006631419
Los Angeles Times	Los Angeles Times Communications, LLC	2009-06-22	TX0006683871
Los Angeles Times	Los Angeles Times Communications, LLC	2009-06-22	TX0006679373
Los Angeles Times	Los Angeles Times Communications, LLC	2009-06-22	TX0006681718
Los Angeles Times	Los Angeles Times Communications, LLC	2009-06-26	TX0006684083
Los Angeles Times	Los Angeles Times Communications, LLC	2009-08-21	TX0006684018
Los Angeles Times	Los Angeles Times Communications, LLC	2009-08-24	TX0006683930
Los Angeles Times	Los Angeles Times Communications, LLC	2009-12-29	TX0006699962
Los Angeles Times	Los Angeles Times Communications, LLC	2009-12-29	TX0006701494
Los Angeles Times	Los Angeles Times Communications, LLC	2009-12-29	TX0006699954
Los Angeles Times	Los Angeles Times Communications, LLC	2009-12-29	TX0006699969
Los Angeles Times	Los Angeles Times Communications, LLC	2010-04-26	TX0006703968
Los Angeles Times	Los Angeles Times Communications, LLC	2010-05-05	TX0006703965

Title	Current owner	Registration Date	Copyright Registration #
Los Angeles Times	Los Angeles Times Communications, LLC	2010-05-24	TX0006704230
Los Angeles Times	Los Angeles Times Communications, LLC	2010-07-26	TX0006705082
Los Angeles Times	Los Angeles Times Communications, LLC	2010-07-26	TX0006705083
Los Angeles Times	Los Angeles Times Communications, LLC	2011-01-11	TX0006771507
Los Angeles Times	Los Angeles Times Communications, LLC	2011-01-11	TX0006771642
Los Angeles Times	Los Angeles Times Communications, LLC	2011-01-11	TX0006771509
Los Angeles Times	Los Angeles Times Communications, LLC	2011-01-12	TX0006771514
Los Angeles Times	Los Angeles Times Communications, LLC	2011-03-16	TX0006772858
Los Angeles Times	Los Angeles Times Communications, LLC	2011-03-16	TX0006772946
Los Angeles Times	Los Angeles Times Communications, LLC	2011-03-17	TX0006772898
Los Angeles Times	Los Angeles Times Communications, LLC	2011-04-29	TX0006778267
Los Angeles Times	Los Angeles Times Communications, LLC	2011-04-29	TX0006778266
Los Angeles Times	Los Angeles Times Communications, LLC	2012-11-20	TX0007681418
Los Angeles Times	Los Angeles Times Communications, LLC	2012-11-20	TX0007695958
Los Angeles Times	Los Angeles Times Communications, LLC	2013-01-25	TX0007681450
Los Angeles Times	Los Angeles Times Communications, LLC	2013-01-25	TX0007681454
Los Angeles Times	Los Angeles Times Communications, LLC	2013-03-25	TX0007687007
Los Angeles Times	Los Angeles Times Communications, LLC	2013-04-08	TX0007713135
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2009-02-02	TX0006664968
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2009-02-02	TX0006664951
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2009-06-11	TX0006681615
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2009-06-11	TX0006679401

Title	Current owner	Registration Date	Copyright Registration #
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2009-08-20	TX0006685344
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2009-08-31	TX0006687600
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2009-09-15	TX0006685714
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2010-02-04	TX0006701520
South Florida Sun-Sentinel	Sun Sentinal Company, LLC	2011-03-21	TX0006772782
The Baltimore Sun	The Baltimore Sun Company, LLC	2010-10-13	TX0006772763
The Baltimore Sun	The Baltimore Sun Company, LLC	2010-11-01	TX0006718545
The Baltimore Sun	The Baltimore Sun Company, LLC	2010-11-01	TX0006718549
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-01-31	TX0006782647
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-01-31	TX0006782646
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-01-31	TX0006782645
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-04-08	TX0006772810
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-04-08	TX0006772809
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-04-27	TX0006776380
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-05-10	TX0006776311
The Baltimore Sun	The Baltimore Sun Company, LLC	2011-06-13	TX0006779045
The Baltimore Sun	The Baltimore Sun Company, LLC	2013-05-20	TX0007742903

B.	PATENTS AND PATENT APPLICATIONS

Issued Patents

Title	Pat. No.	Issue Date	Owner
Clustering Multimedia Search	8,285,718	10/09/2012	CastTV Inc.
Facilitating Media Content	8,489,584	7/16/2013	CastTV Inc.
Indexing Multimedia Web Content	8,489,609	7/16/2013	CastTV Inc.
Newspaper Vending Machine	6,523,716	2/25/2003	Los Angeles Times Communications LLC
System and Method for Simultaneously Broadcasting Multiple Media-Components	8,539,526	9/17/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Using Caller Data to Add a Phone Number to an Outbound-Call List	8,537,998	9/17/2013	Tribune Broadcasting Company, LLC
Real World/Virtual World Correlation System Using a 3D Graphics Pipeline	6,778,171	8/17/2004	Tribune Media Services, LLC
System and Method for Determining and Notifying Users of the Expected Time-Channel for a Television Series	7,299,483	11/20/2007	Tribune Media Services, LLC
Distribution of Real-Time Entertainment Scheduling Data	7,971,218	6/28/2011	Tribune Media Services, LLC

Pending Patent Applications

Title	App. No.	Filing Date	Owner
Clustering Multimedia Search	12/608349	9/10/12	CastTV Inc.
Facilitating Media Content Search	13/904505	5/29/2013	CastTV Inc.
Indexing Multimedia Web Content	13/904485	5/29/2013	CastTV Inc.
Facilitating Video Search	11/891301	8/8/2007	CastTV Inc.
Video Matching Service to Offline Counterpart	13/460477	4/30/2012	CastTV Inc.
Systems and Methods for Newsroom Management with Electronic-Publish- Point Integration	13/724997	12/21/2012	Tribune Broadcasting Company, LLC
System and Method for Retrieving One of Multiple Media-Components Associated with a Single Broadcasting Traffic Log Entry	13/629485	9/27/2012	Tribune Broadcasting Company, LLC
System and Method for Extending Breakout in a Broadcasting Environment	13/629519	9/27/2012	Tribune Broadcasting Company, LLC
Systems and Methods for Identifying a Mute/Sound Frame Attribute	13/629430	9/27/2012	Tribune Broadcasting Company, LLC
Systems and Methods for Identifying a Video Aspect-Ratio Frame Attribute	13/629495	9/27/2012	Tribune Broadcasting Company, LLC
Systems and Methods for Identifying a Scene-Change/Non-SceneChange Transition Between Frames	13/629446	9/27/2012	Tribune Broadcasting Company, LLC

Systems and Methods for Electronically Tagging a Video Component in a Video Package	13/629497	9/27/2012	Tribune Broadcasting Company, LLC
System and Method for Rejoining a Traffic Log Mode After a Breakout in a Broadcasting Environment	13/629515	9/27/2012	Tribune Broadcasting Company, LLC
Systems and Methods for Identifying a Color/Non-Colorbar Frame Attribute	13/629481	9/27/2012	Tribune Broadcasting Company, LLC
Systems and Methods for Identifying a Black/Non-Black Frame Attribute	13/629405	9/27/2012	Tribune Broadcasting Company, LLC
Systems and Methods for Using Caller Data to Electronically Disseminate A Message	13/691287	11/30/2012	Tribune Broadcasting Company, LLC
System and Method for Recording and Playback of Multimedia Content	12/910775	10/22/2010	Tribune Broadcasting Company, LLC
System and Method for Localized and/or Topic-driven Content Distribution for Mobile Devices	12/566646	9/24/2009	Tribune Interactive, LLC
Systems and Methods for Causing a Stunt Switcher to Run a Bug-Removal DVE	13/828632	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Causing a Stunt Switcher to Run a DVE	13/828682	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Causing a Stunt Swither to Run a Bug-Overlay DVE with Absolute Timing Restrictions	13/828939	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Causing a Stunt Swticher to Run A Multivideo-Source DVE	13/829017	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Causing a Stunt Switcher to Run a Bug-Overlay DVE	13/829150	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Causing a Stunt Switcher to Run a Snipe-Overlay DVE	13/829368	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Assigning Attributes to Recorded Video	13/829476	3/14/2013	Tribune Broadcasting Company, LLC

Systems and Methods for Enabling Functionality of a Trigger Mechanism Based on Log Entries in a Traffic Log	13/833556	3/15/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Processing a Traffic Log Having an Optional-Promotion Log Entry	13/833676	3/15/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Determining a Time Period Remaining Until a Live Production System Changes States	13/833760	3/15/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Generating a Video Clip and Associated Closed-Captioning Data	13/834002	3/15/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Playing a Video Clip of an Encoded Video File	13/838990	3/15/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Switching Between Multiple Software Video Players Linked to a Single Output	13/839273	3/15/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Using Caller Data to Add a Phone Number to an Outbound-Call List	13/970297	8/19/2013	Tribune Broadcasting Company, LLC
System and Method for Simultaneously Broadcasting Multiple Media-Components	13/970308	8/19/2013	Tribune Broadcasting Company, LLC
System and Method for Transmitting Data to a Device Based on an Entry of a Rundown for a News Program	14/047795	10/7/2013	Tribune Broadcasting Company, LLC
System and Method for Transmitting a Packet Stream to a Device	14/047805	10/7/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Using Caller Data to Electronically Disseminate a Message	Canadian Counterpart to U.S. Pat. Appl No. 13/691,294	11/27/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Using Caller Data to Add a Phone Number to an Outbound-Call List	Canadian Counterpart to U.S. Pat. Appl. No. 13/691,287	11/27/2013	Tribune Broadcasting Company, LLC

Web Servers and Methods for Sending Webpage Content to a Browser	13/804031	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Producing a Content Page	13/827792	3/14/2013	Tribune Broadcasting Company, LLC
Systems and Methods for Arranging Newspaper Content	13/827833	3/14/2013	Tribune Broadcasting Company, LLC

C.	TRADEMARKS AND TRADEMARK APPLICATIONS

Tribune

Pending Trademark Applications

Trademark	Owner	Serial Number	Filing Date
REDEYE	Chicago Tribune Company, LLC	77101529	2/07/2007
REDEYE I	Chicago Tribune Company, LLC	77101706	2/07/2007
EAT.LEARN.SHOP.FIND. WE ARE CHICAGO	Chicagoland Publishing Company, LLC	85340200	6/7/2011
THE CHICAGOAN	Chicagoland Publishing Company, LLC	85415785	9/06/2011
DISTRICT WEST	Los Angeles Times Communications, LLC	85913176	4/24/2013
THE BLACK BOOK	The Baltimore Sun Company, LLC	85952153	6/6/2013
SUN MEDIA	The Baltimore Sun Company, LLC	85010593	4/09/2010
DIGITALNEWSSTAND CONNECTICUT NEWS AND MORE 24/7 & Design	The Hartford Courant Company, LLC	85385853	8/01/2011
RELAY MEDIA SOLUTIONS	Sun-Sentinel Company, LLC	86044372	8/21/2013
ANNIE	Tribune Content Agency, LLC	85429598	9/22/2011
SEE & SOLVE	Tribune Content Agency, LLC	85378658	7/22/2011
SEE & SOLVE	Tribune Content Agency, LLC	85158442	10/21/2010
SIMPLE STYLE	Tribune Content Agency, LLC	85554054	2/27/2012
CARQUIK	Tribune Interactive, LLC	86068256	9/18/2013
TEXT TILT	Tribune Content Agency, LLC	85158448	10/21/2010
WORD VAULT	Tribune Content Agency, LLC	85742467	10/01/2012
TRIBUNE STUDIOS & Design	Tribune Entertainment Company, LLC	86113586	11/8/2013
WINNIE WINKLE	Tribune Media Services, LLC	71147059	4/30/1921
NEWS WITH A TWIST	Tribune Television New Orleans, Inc.	85543105	2/15/2012
WELCOME TO OUR WORLDS	WGN Continental Broadcasting Company, LLC	86024594	7/31/2013

Trademark Registrations

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
BEYOND WORDS	Chicago Tribune Company, LLC	78131724	5/29/2002	2827669	3/30/2004
CHICAGO DAILY TRIBUNE	Chicago Tribune Company, LLC	71177706	3/19/1923	172059	8/21/1923
CHICAGO LIVE!	Chicago Tribune Company, LLC	85704519	8/15/2012	4381402	8/6/2013
CHICAGO NOW	Chicago Tribune Company, LLC	77656848	1/26/2009	3788300	5/11/2010
CHICAGO NOW & Design	Chicago Tribune Company, LLC	85238034	2/09/2011	4028341	9/20/2011
CHICAGO ONLINE	Chicago Tribune Company, LLC	74212511	10/11/1991	1848363	8/2/1994
CHICAGO ONLINE & Design	Chicago Tribune Company, LLC	74293023	7/10/1992	1784589	7/27/1993
CHICAGO SUNDAY TRIBUNE	Chicago Tribune Company, LLC	7177707	3/19/1923	173669	10/2/1923
CHICAGO TRIBUNE	Chicago Tribune Company, LLC	72173984	7/29/1963	771167	6/9/1964
CHICAGONOW.COM	Chicago Tribune Company, LLC	77656859	1/26/2009	3775982	4/23/2010
CHICAGOPOINTS	Chicago Tribune Company, LLC	77724131	4/28/2009	3890816	12/14/2010
DAYWATCH	Chicago Tribune Company, LLC	78374640	2/26/2004	2930852	3/8/2005
IN THE WAKE OF THE NEWS	Chicago Tribune Company, LLC	71198892	6/20/1924	191597	11/11/1924
KIDNEWS & Design	Chicago Tribune Company, LLC	74366368	3/09/1993	1856712	10/4/1994
M	Chicago Tribune Company, LLC	77133146	3/16/2007	3709111	11/10/2009
METROMIX	Chicago Tribune Company, LLC	75270809	3/21/1997	2272746	8/24/2009
MOTORMOUTH	Chicago Tribune Company, LLC	78068232	6/08/2001	2507275	11/13/2001
RED EYE I	Chicago Tribune Company, LLC	78177110	10/22/2002	2918012	1/11/2005
REDEYE	Chicago Tribune Company, LLC	78171185	10/04/2002	2921483	1/25/2005
THE MASH	Chicago Tribune Company, LLC	77482775	5/23/2008	3613665	4/28/2009
THE MASH	Chicago Tribune Company, LLC	77549005	8/18/2008	3677664	9/1/2009
M THE MASH	Chicago Tribune Company, LLC	85172772	11/09/2010	3992904	7/12/2011
THE SWAMP	Chicago Tribune Company, LLC	77085924	1/18/2007	3338428	11/20/2007
THE WORLD’S GREATEST NEWSPAPER	Chicago Tribune Company, LLC	71053238	12/12/1910	81645	4/25/1911
TRIB CARD	Chicago Tribune Company, LLC	78058664	4/16/2001	2635315	10/15/2002

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
CHICAGO	Chicagoland Publishing Company, LLC	75900748	1/21/2000	2742591	7/29/2003
CHICAGO	Chicagoland Publishing Company, LLC	73480579	5/16/1984	1319357	2/12/1985
CHICAGO	Chicagoland Publishing Company, LLC	73537616	5/14/1985	1367605	10/29/1985
CHICAGO GUIDE	Chicagoland Publishing Company, LLC	73483247	5/16/1984	1322160	2/26/1985
CHICAGO’S TABLE	Chicagoland Publishing Company, LLC	85485199	12/01/2011	4182658	7/31/2012
DEAL ESTATE	Chicagoland Publishing Company, LLC	77130522	3/14/2007	3447614	6/17/2008
NAPERVILLE MAGAZINE	Chicagoland Publishing Company, LLC	77094675	1/30/2007	3321960	10/23/2007
NM	Chicagoland Publishing Company, LLC	77094705	1/30/2007	3301470	10/2/2007
THE ESCAPE ARTIST	Chicagoland Publishing Company, LLC	85294339	4/13/2011	4089117	1/17/2012
CLTV	Chicagoland Television News, LLC	74299895	7/29/1992	1784998	7/27/1993
CLTV CHICAGOLAND’S TELEVISION	Chicagoland Television News, LLC	78060019	4/24/2001	2631813	10/8/2002
KPLR	KPLR, INC.	77702754	3/31/2009	3698435	10/20/2009
KPLR-TV	KPLR, INC.	77702752	3/31/2009	3878494	11/23/2010
KTLA	KTLA, LLC	77066207	12/18/2006	3305712	10/9/2007
KTLATINO	KTLA, LLC	77066230	12/18/2006	3558068	1/6/2009
KWGN-TV	KWGN, LLC	73533559	4/22/1985	1387760	3/25/1986
BRAND X	Los Angeles Times Communications LLC	77699408	3/25/2009	3808088	6/22/2010

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
BURBANK LEADER	Los Angeles Times Communications LLC	75398372	12/01/1997	2218767	1/19/1999
CALENDAR	Los Angeles Times Communications LLC	73778881	2/06/1989	1598514	5/29/1990
CALIFORNIA WEEKEND DIRECT	Los Angeles Times Communications LLC	75803339	9/20/1999	2740666	7/22/2003
COMPANY TOWN	Los Angeles Times Communications LLC	77344792	12/05/2007	3838321	8/24/2010
COUNTER INTELLIGENCE	Los Angeles Times Communications LLC	74684391	6/05/1995	1953861	1/30/1996
CULTURE MONSTER	Los Angeles Times Communications LLC	85079672	7/07/2010	3984212	6/28/2011
DAILY PILOT	Los Angeles Times Communications LLC	74701307	7/14/1995	1982579	6/25/1996
FALL SNEAKS	Los Angeles Times Communications LLC	75573102	10/16/1998	2291757	11/9/1999
FESTIVAL OF BOOKS	Los Angeles Times Communications LLC	75144109	8/02/1996	2113177	11/11/1997
FESTIVAL OF BOOKS	Los Angeles Times Communications LLC	75144124	8/02/1996	2106058	10/14/1997
GLENDALE NEWS-PRESS	Los Angeles Times Communications LLC	75397328	11/28/1997	2249088	6/1/1999
HERO COMPLEX	Los Angeles Times Communications LLC	85129952	9/15/2010	3961490	5/17/2011
HIGHWAY 1	Los Angeles Times Communications LLC	75524315	7/23/1998	2283130	10/5/1999
HOLIDAY SNEAKS	Los Angeles Times Communications LLC	74473100	10/16/1998	2291756	11/9/1999

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
HOLLYWOOD BACKLOT	Los Angeles Times Communications LLC	77474730	5/15/2008	3864935	10/19/2010
HOT PROPERTY	Los Angeles Times Communications LLC	75517403	7/10/1998	2285097	10/12/1999
LATIMES.COM	Los Angeles Times Communications LLC	75243251	2/18/2997	2210150	12/15/1998
LOS ANGELES TIMES	Los Angeles Times Communications LLC	72457017	5/10/1973	0987427	7/2/1974
LOS ANGELES TIMES	Los Angeles Times Communications LLC	72457019	5/10/1973	0989634	7/30/1974
MATH YOU CAN BANK ON	Los Angeles Times Communications LLC	74491049	11/16/1998	2302138	12/21/1999
MATH YOU CAN BANK ON	Los Angeles Times Communications LLC	75589749	11/16/1998	2299994	12/14/1999
PERFORMING BOOKS	Los Angeles Times Communications LLC	78677111	7/25/2005	3114260	7/11/2006
PILOT CUP	Los Angeles Times Communications LLC	85038776	5/14/2010	3992129	7/12/2011
PLAN-IT-EARTH	Los Angeles Times Communications LLC	75591843	11/19/1998	2328603	3/14/2000
PLAN-IT-EARTH	Los Angeles Times Communications LLC	77215820	6/26/2007	3411499	4/15/2008
READING, WRITING, RESULTS	Los Angeles Times Communications LLC	75702106	5/10/1999	2378198	8/15/2000
READING BY 9	Los Angeles Times Communications LLC	75573052	10/19/1998	2370091	7/25/2000
READING BY 9 & Design	Los Angeles Times Communications LLC	75626377	1/25/1999	2370341	7/25/2000

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
READINGBY9.COM	Los Angeles Times Communications LLC	75573051	10/19/1998	2370090	7/25/2000
SNEAKS	Los Angeles Times Communications LLC	75584579	11/06/1998	2323592	2/29/2000
SNEAKS	Los Angeles Times Communications LLC	77568062	9/11/2008	3883394	11/30/2010
SO SOCAL	Los Angeles Times Communications LLC	78058660	4/16/2001	2510735	11/20/2001
STEPS TO DISCOVERY	Los Angeles Times Communications LLC	75702100	5/10/1999	2468856	7/17/2001
SUMMER SNEAKS	Los Angeles Times Communications LLC	75573101	10/16/1998	2320849	2/22/2000
THE ENVELOPE	Los Angeles Times Communications LLC	78816210	2/16/2006	3193182	1/2/2007
TICKER TAPE RALLY STOCK MARKET GAME	Los Angeles Times Communications LLC	74213149	10/15/1991	1708150	8/18/1992
TIMES COMMUNITY NEWS	Los Angeles Times Communications LLC	75603985	12/11/1998	2328687	3/14/2000
TIMES COMMUNITY NEWS	Los Angeles Times Communications LLC	75677955	4/08/1999	2332390	3/21/2000
TIMES IN EDUCATION	Los Angeles Times Communications LLC	75411115	12/29/1997	2295095	11/30/1999
YOUR SCENE	Los Angeles Times Communications LLC	78966926	9/05/2006	3795149	5/25/2010
EL SENTINEL	Orlando Sentinel Communications Company, LLC	78096702	12/05/2001	2704683	4/8/2003
ELSENTINEL.COM	Orlando Sentinel Communications Company, LLC	78096747	12/05/2001	2779473	11/4/2003

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
ENGINEHEAD	Orlando Sentinel Communications Company, LLC	3315651	11/07/2006	3315651	10/23/2007
ONE BOOK ONE COMMUNITY	Orlando Sentinel Communications Company, LLC	78156694	8/22/2002	2724394	6/10/2003
ORLANDO SENTINEL	Orlando Sentinel Communications Company, LLC	78105160	01/28/2002	2652070	11/19/2002
ORLANDOSENTINEL.COM	Orlando Sentinel Communications Company, LLC	78105163	1/28/2002	2652071	11/19/2002
CHOICE ADS & Design	Sun-Sentinel Company, LLC	78072165	7/03/2001	2635377	10/15/2002
CHOICE ADS & Design	Sun-Sentinel Company, LLC	78072164	7/03/2001	2704633	4/8/2003
CITY & SHORE	Sun-Sentinel Company, LLC	76118412	8/29/2000	2650264	11/12/2002
SUNBYTES	Sun-Sentinel Company, LLC	77750740	6/03/1009	3733982	1/5/2010
SUN-SENTINEL	Sun-Sentinel Company, LLC	73266900	6/19/1980	1179121	11/24/1981
SUN-SENTINEL & Design	Sun-Sentinel Company, LLC	77086728	1/19/2007	3404319	4/1/2008
B	The Baltimore Sun Company, LLC	77377456	1/22/2008	3699692	10/20/2009
B	The Baltimore Sun Company, LLC	77377408	1/22/2008	3702412	10/27/2009
B	The Baltimore Sun Company, LLC	77421249	2/13/2008	3699772	10/20/2009
B FREE DAILY	The Baltimore Sun Company, LLC	77377315	1/22/2008	3699691	10/20/2009
B FREE DAILY	The Baltimore Sun Company, LLC	77421210	2/13/2008	3699771	10/20/2009
BALTIMORESUN.COM	The Baltimore Sun Company, LLC	77035394	11/02/2006	3387464	2/26/2008
SUN PEOPLE KNOW	The Baltimore Sun Company, LLC	77132097	3/15/2007	3434197	5/27/2008
THE BALTIMORE SUN	The Baltimore Sun Company, LLC	77144023	3/29/2007	3576898	2/17/2009
THE SUN, LIGHT FOR ALL & Design	The Baltimore Sun Company, LLC	77034973	11/02/2006	3465142	7/15/2008
THE AEGIS	The Baltimore Sun Company, LLC	75430749	2/09/1998	2234065	3/23/1999
THE AEGIS & Design	The Baltimore Sun Company, LLC	85373738	7/18/2011	4197049	8/28/2012
THE RECORD	The Baltimore Sun Company, LLC	75819471	12/21/1999	2459239	6/12/2001
THEAEGIS.COM	The Baltimore Sun Company, LLC	75430529	2/09/1998	2268522	8/10/1999
THE SUN	The Baltimore Sun Company, LLC	73789679	3/28/1989	1568347	11/28/1989

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
THE SUN & Design	The Baltimore Sun Company, LLC	71236826	9/03/1926	230093	7/12/1927
ARBUTUS TIMES	The Baltimore Sun Company, LLC	75449422	3/04/1998	2266681	8/3/1999
BALTIMORE MESSENGER	The Baltimore Sun Company, LLC	75447358	3/04/1998	2251268	6/8/1999
CATONSVILLE TIMES	The Baltimore Sun Company, LLC	75447350	3/04/1998	2251267	6/8/1999
CLASSIFIDO	The Baltimore Sun Company, LLC	78127627	5/09/2002	2758878	9/2/2003
CLASSIFIDO	The Baltimore Sun Company, LLC	75830274	11/11/1999	2629471	10/1/2002
COLUMBIA FLIER	The Baltimore Sun Company, LLC	75446425	3/09/1998	2249378	6/1/1999
COLUMBIA THE MAGAZINE OF HOWARD COUNTY	The Baltimore Sun Company, LLC	78642966	6/03/2005	3179693	12/5/2006
HOWARD	The Baltimore Sun Company, LLC	77232436	7/18/2007	3589680	3/17/2009
HOWARD COUNTY TIMES	The Baltimore Sun Company, LLC	75451542	3/04/1998	2249420	6/1/1999
LAUREL LEADER	The Baltimore Sun Company, LLC	75491522	5/26/1998	2266971	8/3/1999
NORTHEAST BOOSTER	The Baltimore Sun Company, LLC	75447353	3/04/1998	2253254	6/15/1999
NORTHEAST REPORTER	The Baltimore Sun Company, LLC	75447348	3/04/1998	2271811	8/24/1999
OWINGS MILLS TIMES	The Baltimore Sun Company, LLC	75447349	3/04/1998	2253253	6/15/1999
TOWSON TIMES	The Baltimore Sun Company, LLC	75447359	3/04/1998	2251269	6/8/1999
WHERE MARYLAND COMES ALIVE	The Baltimore Sun Company, LLC	78082886	9/06/2001	2914405	12/28/2004
GRABBLE	The Daily Press, LLC	85412143	5/04/2011	4067181	12/6/2011
BECAUSE YOU WANT TO KNOW	The Hartford Courant Company, LLC	78683988	8/08/2005	3117131	7/18/2006
COURANT DIRECT & Design	The Hartford Courant Company, LLC	74403954	6/18/1993	1839581	6/14/1994
COURANT.COM	The Hartford Courant Company, LLC	75269971	4/07/1997	2268085	8/10/1999
VALUMAIL	The Hartford Courant Company, LLC	74373405	3/30/1993	1811067	12/14/1993
THE HARTFORD COURANT	The Hartford Courant Company, LLC	73475137	4/12/1984	1361778	9/24/1985
THE HARTFORD COURANT	The Hartford Courant Company, LLC	75383995	11/03/1997	2258814	7/6/1999
LEHIGH VALLEY LIVING	The Morning Call, LLC	78646365	6/08/2005	3229097	4/17/2007
MCALL.COM	The Morning Call, LLC	78061362	5/01/2001	2585474	6/25/2002
MERGE	The Morning Call, LLC	78523868	11/29/2004	3149809	9/26/2006

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
DMD	The Morning Call, LLC	74312243	9/09/1992	1795218	9/28/1993
THE MORNING CALL	The Morning Call, LLC	73799242	5/11/1989	1571905	12/19/1989
THE MORNING CALL HOME TOUR	The Morning Call, LLC	75645366	2/22/1999	2321458	2/22/2000
USE IT FOR LIFE	The Morning Call, LLC	85095721	7/29/2010	3940421	4/5/2011
ANIMAL CRACKERS	Tribune Content Agency, LLC	72309608	10/14/1968	873465	7/22/1969
ANNIE	Tribune Content Agency, LLC	85429688	9/22/2011	4224403	10/16/2012
ANNIE	Tribune Content Agency, LLC	78116949	3/22/2002	2683812	2/4/2003
ANNIE THE MUSICAL & Design	Tribune Content Agency, LLC	85438537	10/04/2011	4216646	10/2/2012
BRENDA STARR REPORTER	Tribune Content Agency, LLC	71483194	8/13/1947	506802	2/22/1949
BROOM-HILDA	Tribune Content Agency, LLC	73101943	10/04/1976	1091784	5/23/1978
DICK TRACY & Design	Tribune Content Agency, LLC	74067230	6/08/1990	1713127	9/8/1992
DICK TRACY	Tribune Content Agency, LLC	71423362	8/28/1939	374044	12/26/1939
Design	Tribune Content Agency, LLC	74057218	5/09/1990	1741215	12/22/1992
GASOLINE ALLEY	Tribune Content Agency, LLC	71147063	4/30/1921	151979	2/14/1922
GIL THORP	Tribune Content Agency, LLC	75644140	2/19/2999	2311891	1/25/2000
JUMBLE	Tribune Content Agency, LLC	75438757	2/23/1998	2304764	12/28/1999
JUMBLE	Tribune Content Agency, LLC	85216755	1/13/2011	4022096	9/6/2011
JUMBLE	Tribune Content Agency, LLC	85325108	5/19/2011	4211012	9/18/2012
JUMBLE BRAINBUSTERS	Tribune Content Agency, LLC	78054248	3/21/2001	2698762	3/18/2003
JUMBLE BRAINBUSTERS JUNIOR	Tribune Content Agency, LLC	78054264	3/21/2001	2670358	12/31/2002
JUMBLE CROSSWORDS	Tribune Content Agency, LLC	75420482	1/20/1998	2217401	1/12/1999
JUMBLE FOR KIDS	Tribune Content Agency, LLC	75644371	2/19/1999	2321445	2/22/2000
JUMBLE JONG	Tribune Content Agency, LLC	77339085	11/28/2007	3599582	3/31/2009
JUMBLE SEE & SEARCH	Tribune Content Agency, LLC	78220074	2/28/2003	3104614	6/13/2006
JUMBLE SOLITAIRE	Tribune Content Agency, LLC	7739167	11/28/2007	3599584	3/31/2009
JUMBLE-THAT SCRAMBLED WORD GAME	Tribune Content Agency, LLC	72096669	5/09/1960	721351	9/12/1961

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
JUMPIN’ JUMBLE	Tribune Content Agency, LLC	7739132	11/28/2007	3599583	3/31/2009
LITTLE ORPHAN ANNIE	Tribune Content Agency, LLC	71249553	5/25/1927	250088	11/27/1928
MOON MULLINS	Tribune Content Agency, LLC	71197509	5/23/1924	189745	9/23/1924
TERRY AND THE PIRATES	Tribune Content Agency, LLC	71423351	8/28/1939	374033	12/26/1939
TV JUMBLE	Tribune Content Agency, LLC	7569424	3/12/1999	2321664	2/22/2000
WORD SALSA	Tribune Content Agency, LLC	78377759	3/03/2004	2928014	2/22/2005
WORD VAULT	Tribune Content Agency, LLC	77231378	7/17/2007	3673584	8/25/2009
CTNOW.COM	Tribune Broadcasting Hartford, LLC	75723096	6/07/1999	2465000	7/3/2011
CT1	Tribune Broadcasting Hartford, LLC	77920602	1/26/2010	3932439	3/15/2011
CT1 MEDIA & Design	Tribune Broadcasting Hartford, LLC	77920625	1/26/2010	3994660	7/12/2011
IDEA TO IN-HOME	Tribune Direct Marketing, LLC	78137618	6/21/2002	2700576	3/25/2003
TRIBUNE DIRECT	Tribune Direct Marketing, LLC	77059108	12/07/2006	3404213	4/1/2008
TRIBUNE DIRECT & Design	Tribune Direct Marketing, LLC	77787844	7/23/2009	3760610	3/16/2010
TRIBUNE ENTERTAINMENT	Tribune Entertainment Company, LLC	77043440	11/14/2006	3371501	1/22/2008
TRIBUNE ENTERTAINMENT & Design	Tribune Entertainment Company, LLC	77043601	11/14/2006	3371504	1/22/2008
TRIBUNE STUDIOS	Tribune Entertainment Company, LLC	77046643	11/17/2006	3383985	2/19/2008
TRIBUNE STUDIOS & Design	Tribune Entertainment Company, LLC	77046675	11/17/2006	3383986	2/19/2008
BUZZDASH	Tribune Interactive, LLC	77462054	4/30/2008	3549613	12/23/2008
CASH GRAB	Tribune Interactive, LLC	85096557	7/30/2010	4086122	1/17/2012
CHICAGOSPORTS.COM	Tribune Interactive, LLC	76018933	4/05/2000	2713954	5/6/2003
CHICAGOSPORTS.COM & Design	Tribune Interactive, LLC	76018672	4/05/2000	2713953	5/6/2003
CHICAGOSTART	Tribune Interactive, LLC	78257479	6/03/2003	3389658	2/26/2008
CITYSTART	Tribune Interactive, LLC	78257474	6/03/2003	3389657	2/26/2008
MEDIALOUNGE	Tribune Interactive, LLC	78060064	4/24/2001	2698779	3/18/2003
ONLINE NEWS SQUARED	Tribune Interactive, LLC	78712082	9/13/2005	3145042	9/19/2006
P2P	Tribune Interactive, LLC	77826056	9/14/2009	4084362	1/10/2012
PROGENUITY	Tribune Interactive, LLC	85413335	9/01/2011	4238918	11/06/2012

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
QUADRANTONE	Tribune Interactive, LLC	77376746	1/21/2008	3693392	10/6/2009
QUADRANTONE TRUSTED BRANDS, NATIONAL REACH. & Design	Tribune Interactive, LLC	77386607	2/01/2008	3609928	4/21/2009
SEARCH WINGINE	Tribune Interactive, LLC	77616336	11/18/2008	3901146	1/4/2011
ZOOZAG	Tribune Interactive, LLC	77831088	9/21/2009	3901622	1/4/2011
ZOOZAG.COM	Tribune Interactive, LLC	77831162	9/21/2009	3901623	1/4/2011
CHANNEL GUIDE	Tribune Media Services, LLC	74538833	6/17/2004	1943605	12/26/1995
CONNECTING CONTENT WITH AUDIENCES	Tribune Media Services, LLC	78352954	1/16/2004	2933002	3/15/2005
EZTV	Tribune Media Services, LLC	75351537	9/04/1997	2223868	2/16/1999
MOVIE QUEST	Tribune Media Services, LLC	78352954	1/16/2004	3466006	7/15/2008
ON	Tribune Media Services, LLC	77192303	5/29/2007	3951098	4/26/2011
POP2IT	Tribune Media Services, LLC	85335419	6/01/2011	4077192	12/27/2011
POP2IT & Design	Tribune Media Services, LLC	85335472	6/01/2011	4083635	1/10/2012
RESEARCHTV	Tribune Media Services, LLC	75348845	8/28/1997	2242218	4/27/1999
TV DATA	Tribune Media Services, LLC	73469715	3/12/1984	1387817	3/25/1986
TV WEEK NETWORK	Tribune Media Services, LLC	74093638	9/04/1990	1708554	8/18/1992
US EXPRESS	Tribune Media Services, LLC	75339316	8/12/1997	2208560	12/8/1998
ZAP2IT	Tribune Media Services, LLC	75825565	11/09/1999	2863006	7/13/2004
ZAP2IT & Design	Tribune Media Services, LLC	78497593	10/11/2004	3045435	1/17/2006
ADVICE FOR THE REAL WORLD	Tribune Publishing Company, LLC	78283883	8/06/203	2903962	11/16/2004
ASK AMY	Tribune Publishing Company, LLC	78272044	7/09/2003	2903950	11/16/2004
FRIDAY NIGHT	Tribune Television New Orleans, Inc.	76106054	8/09/2000	2634084	10/15/2002
NEWS WITH A TWIST	Tribune Television New Orleans, Inc.	85543105	2/15/2012	4315760	4/9/2013
WGNO	Tribune Television New Orleans, Inc.	1387761	4/29/1985	1387761	3/25/1986
FBL EXPO FASHION BEAUTY LIFESTYLE	WDCW Broadcasting Inc.	85514922	1/12/2012	4430788	11/12/2013

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
CHICAGO FLOWER & GARDEN SHOW	WGN Continental Broadcasting Company, LLC	78655341	6/21/2005	3191539	1/2/2007
CHICAGO’S NEWS. MADE FRESH DAILY.	WGN Continental Broadcasting Company, LLC	78685602	8/04/2005	3120327	7/25/2006
CHICAGO’S VERY OWN	WGN Continental Broadcasting Company, LLC	74494455	2/25/1994	1883977	3/14/1995
Design	WGN Continental Broadcasting Company, LLC	73524978	3/04/1985	1395196	5/27/1986
EMERGENCY CLOSING CENTER	WGN Continental Broadcasting Company, LLC	78043467	1/17/2001	2652980	11/19/2002
FAMILY CLASSICS	WGN Continental Broadcasting Company, LLC	73301969	3/20/1981	1339577	6/4/1985
FARMING AMERICA	WGN Continental Broadcasting Company, LLC	74456860	11/05/1993	1901965	6/27/1995
GARFIELD GOOSE	WGN Continental Broadcasting Company, LLC	74522449	5/10/1994	1894160	5/16/1995
GARFIELD GOOSE	WGN Continental Broadcasting Company, LLC	72128874	9/28/1961	734716	7/17/1962
HI, I’M CHICAGO	WGN Continental Broadcasting Company, LLC	73524952	3/04/1985	1362471	9/24/1985
THE VOICE OF CHICAGO	WGN Continental Broadcasting Company, LLC	78690722	8/11/2005	3129368	8/15/2006
WGN	WGN Continental Broadcasting Company, LLC	78604116	4/07/2005	3079366	4/11/2006
WGN	WGN Continental Broadcasting Company, LLC	7351138	4/08/1985	1398864	6/24/1986
WGN AMERICA	WGN Continental Broadcasting Company, LLC	77702750	3/31/2009	3783473	5/4/2010

Mark	Current Owner	Serial Number	Filing Date	Reg Number	Reg Date
WGN RADIO IS CHICAGO	WGN Continental Broadcasting Company, LLC	74457670	11/12/1993	1868675	12/20/1994
WGN-TV	WGN Continental Broadcasting Company, LLC	73530183	4/01/1985	1398863	6/24/1986
COMMUTERCAST	WPIX, LLC	78641289	6/01/2005	3146915	9/19/2006
NEW YORK THEN AND NOW	WPIX, LLC	74462010	11/15/1993	1866031	12/6/1994
SHOCKTOBER	WPIX, LLC	85129328	9/14/2010	4074981	12/20/2011
THE MAGIC GARDEN	WPIX, LLC	78142942	7/11/2002	2803682	1/6/2004
WPIX	WPIX, LLC	73536146	5/06/1985	1369469	11/5/1985
YOU RISE. WE’LL SHINE.	WPIX, LLC	78357332	1/26/2004	2919134	1/18/2005

State Trademarks

TRADEMARK	Owner	Serial Number	Filing Date
COVER STORY	KWGN, LLC	19851024615 - Colorado	8/30/1983
FAN VAN	KWGN, LLC	931020518 - Colorado	2/25/1993
FLORIDA & Design	Orlando Sentinel Communications Company, LLC	T94000000563 - Florida	5/3/1994
HOT PROPERTIES	Orlando Sentinel Communications Company, LLC	T96000001326 - Florida	11/18/1996
LAKE SENTINEL	Orlando Sentinel Communications Company, LLC	T06278 - Florida	12/4/1986
ORANGE SENTINEL	Orlando Sentinel Communications Company, LLC	T06282 - Florida	12/4/1986
OSCEOLA SENTINEL	Orlando Sentinel Communications Company, LLC	T06277 - Florida	12/4/1986
SEMINOLE SENTINEL	Orlando Sentinel Communications Company, LLC	T06279 - Florida	12/4/1986
VOLU S I A SENTINEL	Orlando Sentinel Communications Company, LLC	T06276 - Florida	12/4/1986
YOUR MONEY	Orlando Sentinel Communications Company, LLC	T97000001457 - Florida	11/25/1997
FORUM PUBLISHING GROUP, INC. & Design	Sun-Sentinel Company, LLC	T05000000035 - Florida	1/10/2005
CITY LINK	Sun-Sentinel Company, LLC	T98000000022 - Florida	12/30/1997
CITY LINK MUSIC FEST	Sun-Sentinel Company, LLC	T98000000245 - Florida	2/25/1998
KIDS CROWN AWARDS	Sun-Sentinel Company, LLC	T05000000828 - Florida	6/29/2005
KIDS CROWN AWARDS & Design	Sun-Sentinel Company, LLC	T05000000827 - Florida	6/29/2005
KIDS FUN PASS	Sun-Sentinel Company, LLC	T04000001431 - Florida	11/15/2004
SUNPACK	Sun-Sentinel Company, LLC	817245 - Florida	8/4/2003
SUNSHINE MAGAZINE	Sun-Sentinel Company, LLC	924388 - Florida	4/27/1981
THE HOME SPOT & Design	Sun-Sentinel Company, LLC	T96949 - Florida	8/12/1996
THE JEFFERSONIAN	The Baltimore Sun Company, LLC	1998/00484 - Maryland	5/18/1998

TRADEMARK	Owner	Serial Number	Filing Date
THE VIEW	The Baltimore Sun Company, LLC	2007-0100 - Maryland	7/5/2007
THE VIEW	The Baltimore Sun Company, LLC	2007-0099 - Maryland	7/5/2007
THE VIEW	The Baltimore Sun Company, LLC	2007-0098 - Maryland	7/5/2007
CHICAGO’S VERY OWN	WGN Continental Broadcasting Company, LLC	58892 - Illinois	8/25/1986
CHICAGO’S VERY OWN	WGN Continental Broadcasting Company, LLC	58890 - Illinois	8/25/1986
CHICAGO’S VERY OWN	WGN Continental Broadcasting Company, LLC	58891 - Illinois	8/25/1986
Design	WGN Continental Broadcasting Company, LLC	57246 - Illinois	10/2/1985
Design	WGN Continental Broadcasting Company, LLC	57245 - Illinois	10/2/1985
Design	WGN Continental Broadcasting Company, LLC	57244 - Illinois	10/2/1985
EMERGENCY CLOSING CENTER	WGN Continental Broadcasting Company, LLC	68271 - Illinois	3/20/1991
FAMILY CLASSICS	WGN Continental Broadcasting Company, LLC	41753 - Illinois	4/25/1982
SPIKE RADIO	WGN Continental Broadcasting Company, LLC	92827 - Illinois	8/17/2004
TRIBUNE RADIO NETWORKS	WGN Continental Broadcasting Company, LLC	58293 - Illinois	4/29/1986
WGN	WGN Continental Broadcasting Company, LLC	56321 - Illinois	4/1/1985
WGN	WGN Continental Broadcasting Company, LLC	56319 - Illinois	4/1/1985
WGN	WGN Continental Broadcasting Company, LLC	56320 - Illinois	4/1/1985
WGN-TV	WGN Continental Broadcasting Company, LLC	56324 - Illinois	4/1/1985
WGN-TV	WGN Continental Broadcasting Company, LLC	56322 - Illinois	4/1/1985
WGN-TV	WGN Continental Broadcasting Company, LLC	56323 - Illinois	4/1/1985
TRIBUNE RADIO NETWORKS	WGN Continental Broadcasting Company, LLC	5009-7560 Indiana	8/10/1986
FLAVOR SAVERS	Tribune Television New Orleans, Inc.	10018618K1H5 - Louisiana	10/13/2009
WGNO	Tribune Television New Orleans, Inc.	43-0934 Louisiana	4/29/1985 (renewed 4/6/2005)

4-67

SCHEDULE 3.02(a)(ii) TO THE

SECURITY AGREEMENT

EXCLUSIVE IP AGREEMENT

None.

SCHEDULE 3.05(a) TO THE

SECURITY AGREEMENT

LEGAL NAMES, ETC.

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
AL-Huntsville-200 Holmes Avenue, LLC	LLC	Yes	Delaware
AR-Fort Smith-318 North 13th Street, LLC	LLC	Yes	Delaware
AR-Van Buren-179 Gladewood Road, LLC	LLC	Yes	Delaware
Blue Lynx Media, LLC	LLC	Yes	Delaware
Builder Media Solutions, LLC	LLC	Yes	Delaware
CA-4655 Fruitridge Road, LLC	LLC	Yes	Delaware
CA-Olympic Plant, LLC	LLC	Yes	Delaware
CA-Orange County Plant, LLC	LLC	Yes	Delaware
CA-Los Angeles Times Square, LLC	LLC	Yes	Delaware
California Community News, LLC	LLC	Yes	Delaware
CastTV Inc.	Corporation	Yes	Delaware
Chicago Tribune Company, LLC	LLC	Yes	Delaware
Chicagoland Publishing Company, LLC	LLC	Yes	Delaware
Chicagoland Television News, LLC	LLC	Yes	Delaware

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
Classified Ventures Holdco, LLC	LLC	Yes	Delaware
CO-1006 Lookout Mountain Road, LLC	LLC	Yes	Delaware
CO-6160 South Wabash Way, LLC	LLC	Yes	Delaware
CO-Clear Creek County-Argentine Pass, LLC	LLC	Yes	Delaware
CO-Denver-100 East Speer Boulevard, LLC	LLC	Yes	Delaware
CO-Golden-21214 Cedar Lake Road, LLC	LLC	Yes	Delaware
CT-121 Wawarme Avenue, LLC	LLC	Yes	Delaware
CT-285 Broad Street, LLC	LLC	Yes	Delaware
CT-WTIC, LLC	LLC	Yes	Delaware
FL-633 North Orange Avenue, LLC	LLC	Yes	Delaware
FL-Deerfield Plant, LLC	LLC	Yes	Delaware
FL-Orlando Sentinel, LLC	LLC	Yes	Delaware
ForSaleByOwner.com Referral Services, LLC	LLC	Yes	Delaware
forsalebyowner.com, LLC	LLC	Yes	Delaware
Hoy Publications, LLC	LLC	Yes	Delaware
IA-Alleman Polk County, LLC	LLC	Yes	Delaware
IA-Des Moines-1801 Grand Avenue, LLC	LLC	Yes	Delaware
IL-11201 Franklin Avenue, LLC	LLC	Yes	Delaware

4-70

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
IL-16400 South 105th Court, LLC	LLC	Yes	Delaware
IL-2501 West Bradley Place, LLC	LLC	Yes	Delaware
IL-3249 North Kilpatrick, LLC	LLC	Yes	Delaware
IL-3722 Ventura Drive, LLC	LLC	Yes	Delaware
IL-700 West Chicago Avenue, LLC	LLC	Yes	Delaware
IL-720 Rohlwing Road, LLC	LLC	Yes	Delaware
IL-Freedom Center, LLC	LLC	Yes	Delaware
IL-Henry County-Rustic Hill, LLC	LLC	Yes	Delaware
IL-Moline-3003 Park 16 Street, LLC	LLC	Yes	Delaware
IL-Orion-2880 North 1100 Avenue, LLC	LLC	Yes	Delaware
IL-Tribune Tower, LLC	LLC	Yes	Delaware
IN-2350 Westlane Road, LLC	LLC	Yes	Delaware
IN-6910 Network Place, LLC	LLC	Yes	Delaware
IN-Trafalgar WTTV, LLC	LLC	Yes	Delaware
IN-Windfall WTTV, LLC	LLC	Yes	Delaware
Internet Foreclosure Service, LLC	LLC	Yes	Delaware
KDAF, LLC	LLC	Yes	Delaware
KIAH, LLC	LLC	Yes	Delaware
KPLR, Inc.	Corporation	Yes	Missouri
KRCW, LLC	LLC	Yes	Delaware
KSWB, LLC	LLC	Yes	Delaware
KTLA, LLC	LLC	Yes	Delaware

4-71

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
KTXL, LLC	LLC	Yes	Delaware
KWGN, LLC	LLC	Yes	Delaware
Local Pro Plus Realty, LLC	LLC	Yes	Delaware
Los Angeles Times Communications LLC	LLC	Yes	Delaware
Magic T Music Publishing Company, LLC	LLC	Yes	Delaware
MD-10 Hays Street, LLC	LLC	Yes	Delaware
MD-10750 Little Patuxent Parkway, LLC	LLC	Yes	Delaware
MD-3400 Carlins Park Drive, LLC	LLC	Yes	Delaware
MD-North Calvert Street, LLC	LLC	Yes	Delaware
MD-Sun Park, LLC	LLC	Yes	Delaware
MI-3117 Plaza Drive, LLC	LLC	Yes	Delaware
MI-Davis Road, LLC	LLC	Yes	Delaware
MO-Kansas City-3020 Summit Street, LLC	LLC	Yes	Delaware
MO-St Louis-Emil Avenue, LLC	LLC	Yes	Delaware
NC-High Point-2005 Francis Street, LLC	LLC	Yes	Delaware
NC-Sofia-4119 Old Courthouse Road, LLC	LLC	Yes	Delaware
Oak Brook Productions, LLC	LLC	Yes	Delaware
OH-Cleveland-5800 South Marginal Road, LLC	LLC	Yes	Delaware
OH-Parma-4501 West Pleasant Valley Road, LLC	LLC	Yes	Delaware

4-72

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
OK-Oklahoma City-East Britton Road, LLC	LLC	Yes	Delaware
OR-10255 SW Arctic Drive, LLC	LLC	Yes	Delaware
Orlando Sentinel Communications Company, LLC	LLC	Yes	Delaware
PA-2005 South Queen Street, LLC	LLC	Yes	Delaware
PA-5001 Wynnefield Avenue, LLC	LLC	Yes	Delaware
PA-550 East Rock Road, LLC	LLC	Yes	Delaware
PA-Luzerne County-Penobscot Mountain, LLC	LLC	Yes	Delaware
PA-Moosic-16 Montage Mountain Road, LLC	LLC	Yes	Delaware
PA-Morning Call, LLC	LLC	Yes	Delaware
PA-Ransom, LLC	LLC	Yes	Delaware
PA-South Abington-Rt. 11 and Morgan Hwy, LLC	LLC	Yes	Delaware
Riverwalk Center I, Joint Venture	Partnership	No	Florida
Riverwalk Holdco II, LLC	LLC	Yes	Delaware
Riverwalk Holdco, LLC	LLC	Yes	Delaware
Sun-Sentinel Company, LLC	LLC	Yes	Delaware
The Baltimore Sun Company, LLC	LLC	Yes	Delaware
The Daily Press, LLC	LLC	Yes	Delaware

4-73

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
The Hartford Courant Company, LLC	LLC	Yes	Delaware
The Morning Call, LLC	LLC	Yes	Delaware
TN-Memphis-803 Channel 3 Drive, LLC	LLC	Yes	Delaware
Tower Distribution Company, LLC	LLC	Yes	Delaware
Towering T Music Publishing Company, LLC	LLC	Yes	Delaware
Tribune (FN) Cable Ventures, LLC	LLC	Yes	Delaware
Tribune 365, LLC	LLC	Yes	Delaware
Tribune Broadcasting Company, LLC	LLC	Yes	Delaware
Tribune Broadcasting Company II, LLC	LLC	Yes	Delaware
Tribune Broadcasting Hartford, LLC	LLC	Yes	Delaware
Tribune Broadcasting Indianapolis, LLC	LLC	Yes	Delaware
Tribune Broadcasting Seattle, LLC	LLC	Yes	Delaware
Tribune Content Agency, LLC (f/k/a TMS News and Features, LLC)	LLC	Yes	Delaware
Tribune Digital Ventures, LLC	LLC	Yes	Delaware
Tribune Direct Marketing, LLC	LLC	Yes	Delaware
Tribune Entertainment Company, LLC	LLC	Yes	Delaware
Tribune Interactive, LLC	LLC	Yes	Delaware
Tribune Investments, LLC	LLC	Yes	Delaware

4-74

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
Tribune Media Services London, LLC	LLC	Yes	Delaware
Tribune Media Services, LLC	LLC	Yes	Delaware
Tribune National Marketing Company, LLC	LLC	Yes	Delaware
Tribune Publishing Company, LLC	LLC	Yes	Delaware
Tribune Real Estate Holdings, LLC	LLC	Yes	Delaware
Tribune Real Estate Holdings II, LLC	LLC	Yes	Delaware
Tribune Television New Orleans, Inc.	Corporation	Yes	Delaware
Tribune Washington Bureau, LLC	LLC	Yes	Delaware
TX-7700 Westpark Drive, LLC	LLC	Yes	Delaware
TX-8001 John Carpenter Freeway, LLC	LLC	Yes	Delaware
UT-Salt Lake City-Amelia Earhart Drive, LLC	LLC	Yes	Delaware
VA-216 Ironbound Road, LLC	LLC	Yes	Delaware
VA-Daily Press, LLC	LLC	Yes	Delaware
VA-Norfolk-720 Boush Street, LLC	LLC	Yes	Delaware
VA-Portsmouth-1318 Spratley Street, LLC	LLC	Yes	Delaware
VA-Richmond, LLC	LLC	Yes	Delaware
VA-Suffolk-5277 Nansemond Parkway, LLC	LLC	Yes	Delaware
WA-1813 Westlake Avenue, LLC	LLC	Yes	Delaware

4-75

Legal Name	Type of Entity	Registered Organization (Yes/No)	State of Formation
WDCW, LLC	LLC	Yes	Delaware
WGN Continental Broadcasting Company, LLC	LLC	Yes	Delaware
WI-Brown Deer-9001 North Green Bay Road, LLC	LLC	Yes	Delaware
WI-Milwaukee-1100 East Capital Drive, LLC	LLC	Yes	Delaware
WPHL, LLC	LLC	Yes	Delaware
WPIX, LLC	LLC	Yes	Delaware
WPMT, LLC	LLC	Yes	Delaware
WSFL, LLC	LLC	Yes	Delaware
WXMI, LLC	LLC	Yes	Delaware

4-76

SCHEDULE 3.05(b) AND SCHEDULE 3.05(c) TO THE

SECURITY AGREEMENT

OTHER CORPORATE NAMES, AND PRIOR NAMES

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
Blue Lynx Media, LLC	July 1, 2010 Name change to Blue Lynx Media, LLC	Tribune Technology, LLC	Delaware

California Community News, LLC	November 21, 2012 Merger with and into California Community News, LLC	California Community News Corporation	Delaware

Chicago Tribune Company, LLC	November 26, 2012 Merger with and into Chicago Tribune Company, LLC	Chicago Tribune Company	Illinois

	November 20, 2012 Merger with and into Chicago Tribune Company	Chicago Avenue Construction Company	Illinois

	November 20, 2012 Merger with and into Chicago Tribune Company	Chicago Tribune Newspapers, Inc.	Illinois

	November 20, 2012 Merger with and into Chicago Tribune Company	Chicago Tribune Press Service, Inc.	Illinois

	November 20, 2012 Merger with and into Chicago Tribune Company	Newspaper Readers Agency, Inc.	Illinois

Chicagoland Publishing Company, LLC	November 21, 2012 Conversion to LLC	Chicagoland Publishing Company	Delaware

Chicagoland Television News, LLC	November 21, 2012 Conversion to LLC	Chicagoland Television News, Inc.	Delaware

	November 20, 2012 Merger with and into Chicagoland Television News, Inc.	ChicagoLand Microwave Licensee, Inc.	Delaware

ForSaleByOwner.com Referral Services, LLC	November 21, 2012 Conversion to Delaware LLC	ForSaleByOwner.com Referral Services, LLC	Florida

Forsalebyowner.com, LLC	November 26, 2012 Merger with and into Forsalebyowner.com, LLC	Stemweb, Inc.	New York

	November 20, 2012 Merger with and into Stemweb, Inc.	forsalebyowner.com corp.	New York

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
	November 20, 2012 Merger with and into Stemweb, Inc.	Homeowners Realty, Inc.	Utah

Internet Foreclosure Service, LLC	November 21, 2012 Merger with and into Internet Foreclosure Service, LLC	Internet Foreclosure Service, Inc.	New York

KIAH, LLC	November 21, 2012 Conversion to LLC	KIAH Inc.	Delaware

KSWB, LLC	November 21, 2012 Merger with and into KSWB, LLC	KSWB Inc.	Delaware

KTLA, LLC	November 21, 2012 Merger with and into KTLA, LLC	KTLA Inc.	California

KTXL, LLC	November 21, 2012 Merger with and into KTXL, LLC	Channel 40, Inc.	Delaware

KWGN, LLC	November 21, 2012 Conversion to LLC	KWGN Inc.	Delaware

Los Angeles Times Communications LLC	November 21, 2012 Merger with and into Los Angeles Times Communications LLC	Los Angeles Times Newspapers, Inc.	Delaware

	November 21, 2012 Merger with and into Los Angeles Times Communications LLC	Tribune Los Angeles, Inc.	Delaware

Magic T Music Publishing Company, LLC	November 21, 2012 Conversion to LLC	Magic T Music Publishing Company	Delaware

Oak Brook Productions, LLC	November 21, 2012 Conversion to LLC	Oak Brook Productions, Inc.	Delaware

Orlando Sentinel Communications Company, LLC	November 26, 2012 Conversion to LLC	Orlando Sentinel Communications Company	Delaware

	November 20, 2012 Merger with and into Orlando Sentinel Communications Company	Neocomm, Inc.	Delaware

	November 20, 2012 Merger with and into Orlando Sentinel Communications Company	North Orange Avenue Properties, Inc.	Florida

	November 20, 2012 Merger with and into Orlando Sentinel Communications Company	Sentinel Communications News Ventures, Inc.	Delaware

4-78

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
Sun-Sentinel Company, LLC	November 21, 2012 Conversion to LLC	Sun-Sentinel Company	Delaware

	November 20, 2012 Merger with and into Sun-Sentinel Company	Forum Publishing Group, Inc.	Delaware

	November 20, 2012 Merger with and into Sun-Sentinel Company	Gold Coast Publications, Inc.	Delaware

The Baltimore Sun Company, LLC	November 20, 2012 Merger with and into The Baltimore Sun Company, LLC	The Baltimore Sun Company	Maryland

	November 26, 2012 Merger with and into The Baltimore Sun Company, LLC	Signs of Distinction, Inc.	Maryland

	November 26, 2012 Merger with and into The Baltimore Sun Company, LLC	Homestead Publishing Co.	Maryland

	November 26, 2012 Merger with and into The Baltimore Sun Company, LLC	Patuxent Publishing Company	Maryland

	November 26, 2012 Merger with and into The Baltimore Sun Company, LLC	Baltimore Newspaper Networks, Inc.	Maryland

The Daily Press, LLC	November 21, 2012 Conversion to LLC	The Daily Press, Inc.	Delaware

	November 20, 2012 Merger with and into The Daily Press, Inc.	Virginia Community Shoppers, LLC	Delaware

	November 20, 2012 Merger with and into The Daily Press, Inc.	Virginia Gazette Companies, LLC	Delaware

The Hartford Courant Company, LLC	November 28, 2012 Merger with and into The Hartford Courant Company, LLC	The Hartford Courant Company	Connecticut

	November 20, 2012 Merger with and into The Hartford Courant Company	Courant Specialty Products, Inc.	Connecticut

	November 20, 2012 Merger with and into The Hartford Courant Company	New Mass. Media, Inc.	Massachusetts

4-79

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
	November 20, 2012 Merger with and into The Hartford Courant Company	Heart & Crown Advertising, Inc.	Connecticut

	November 20, 2012 Merger with and into The Hartford Courant Company	TMLH 2, Inc.	California

	November 20, 2012 Merger with and into The Hartford Courant Company, LLC	ValuMail, Inc.	Connecticut

The Morning Call, LLC	November 20, 2012 Merger with and into The Morning Call, LLC	The Morning Call, Inc.	Pennsylvania

	November 20, 2012 Merger with and into The Morning Call, Inc.	Direct Mail Associates, Inc.	Pennsylvania

Tribune Content Agency, LLC (f/k/a TMS News and Features, LLC)	November 21, 2012 Intercompany conveyance of assets and liabilities of the syndication and licensing businesses from Licensing Tribune Media Services, Inc.	TMS News and Features, LLC	Delaware

Tower Distribution Company, LLC	November 21, 2012 Conversion to LLC	Tower Distribution Company	Delaware

Towering T Music Publishing Company, LLC	November 21, 2012 Conversion to LLC	Towering T Music Publishing Company	Delaware

Tribune 365, LLC	November 21, 2012 Conversion to LLC named Tribune 365, LLC	Tribune Media Net, Inc.	Delaware

	November 20, 2012 Merger with and into Tribune Media Net, Inc.	InsertCo, Inc.	New York

Tribune Broadcasting Company, LLC	November 21, 2012 Conversion to LLC	Tribune Broadcasting Company	Delaware

	November 21, 2012 Merger with and into Tribune Broadcasting Company	Tribune Broadcasting Holdco, LLC	Delaware

	November 21, 2012 Merger with and into Tribune Broadcasting Company	WLVI Inc.	Delaware

	November 20, 2012 Merger with and into WLVI Inc.	WCWN LLC	Delaware

	November 21, 2012 Merger with and into Tribune Broadcasting Company	Tribune Network Holdings Company	Delaware

4-80

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
	November 21, 2012 Merger with and into Tribune Broadcasting Company	WATL, LLC	Delaware

	December 12, 2012 Merger with and into Tribune Broadcasting Company, LLC	Tribune Television Company	Delaware

	November 21, 2012 Merger with and into Tribune Television Company	Channel 20, Inc.	Delaware

	December 12, 2012 Merger with and into Tribune Broadcasting Company, LLC	Tribune Broadcast Holdings, Inc.	Delaware

	December 12, 2012 Merge with and into Tribune Broadcasting Company, LLC	Tribune Television Holdings, Inc.	Delaware

	November 21, 2012 Merge with and into Tribune Broadcasting Company, LLC	The Other Company LLC	Delaware

Tribune Broadcasting Hartford, LLC	November 21, 2012 Conversion to LLC named Tribune Broadcasting Hartford, LLC	WCCT, Inc.	Delaware

	July 1, 2010 Name change to WCCT, Inc.	WTXX Inc.	Delaware

Tribune Broadcasting Seattle, LLC	November 21, 2012 Conversion to LLC named Tribune Broadcasting Seattle, LLC	Tribune Television Northwest, Inc.	Delaware

Tribune Direct Marketing, LLC	November 21, 2012 Conversion to LLC	Tribune Direct Marketing, Inc.	Delaware

Tribune Entertainment Company, LLC	November 21, 2012 Conversion to LLC	Tribune Entertainment Company	Delaware

	November 21, 2012 Merger with and into Tribune Entertainment Company	Tribune Entertainment Production Company	Delaware

	November 20, 2012 Merger with and into Tribune Entertainment Production Company	435 Production Company	Delaware

	November 20, 2012 Merger with and into Tribune Entertainment Production Company	5800 Sunset Productions Inc.	Delaware

4-81

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
	November 20, 2012 Merger with and into Tribune Entertainment Production Company	Chicago River Production Company	Delaware

	November 20, 2012 Merger with and into Tribune Entertainment Production Company	North Michigan Production Company	Delaware

Tribune (FN) Cable Ventures, LLC	November 21, 2012 Conversion to LLC	Tribune (FN) Cable Ventures, Inc.	Delaware

Tribune Interactive, LLC	November 21, 2012 Merger with and into Tribune Interactive, LLC	Tribune Interactive, Inc.	Delaware

Tribune Investments, LLC	November 21, 2012 Merger with and into Tribune Investments, LLC	Candle Holdings Corporation	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	Eagle Publishing Investments, LLC	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	Fortify Holdings Corporation	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	GreenCo, Inc.	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	JuliusAir Company LLC	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	JuliusAir Company II, LLC	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	Shepard’s Inc.	Delaware

	November 20, 2012 Merger with and into Tribune Investments, LLC	Times Mirror Land and Timber Company	Oregon

	November 21, 2012 Merger with and into Tribune Investments, LLC	Times Mirror Payroll Processing Company, Inc.	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	Times Mirror Services Company, Inc.	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	Tribune California Properties, Inc.	Delaware

4-82

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
	November 21, 2012 Merger with and into Tribune Investments, LLC	Tribune Finance, LLC	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	Tribune Finance Service Center, Inc.	Delaware

	November 21, 2012 Merger with and into Tribune Investments, LLC	Tribune Receivables, LLC	Delaware

Tribune Media Services, LLC	November 21, 2012 Conversion to LLC	Tribune Media Services, Inc.	Delaware

	November 20, 2012 Merger with and into Tribune Media Services, Inc.	TMS Entertainment Guides, Inc.	Delaware

Tribune Media Services London, LLC	November 26, 2012 Merger with and into Tribune Media Services London, LLC	Los Angeles Times International, Ltd.	California

	November 20, 2012 Merger with and into Los Angeles Times International, Ltd.	Newscom Services, Inc.	Delaware

Tribune National Marketing Company, LLC	November 21, 2012 Conversion to LLC	Tribune National Marketing Company	Delaware

Tribune Publishing Company, LLC	November 21, 2012 Merger with and into Tribune Publishing Company, LLC	Eagle New Media Investments, LLC	Delaware

	November 26, 2012 Merger with and into Tribune Publishing Company	Southern Connecticut Newspapers, Inc.	Connecticut

	November 20, 2012 Merger with and into Southern Connecticut Newspapers, Inc.	TMLS I, Inc.	California

	November 21, 2012 Merger with and into Tribune Publishing Company, LLC	Tribune License, Inc.	Delaware

	November 20, 2012 Merger with and into Eagle New Media Investments, LLC	Tribune NM, Inc.	Delaware

	November 20, 2012 Conversion to LLC	Tribune Publishing Company	Delaware

Tribune Washington Bureau, LLC	November 21, 2012 Conversion to LLC	Tribune Washington Bureau Inc.	Delaware

4-83

Company’s Current Legal Name	Date and Nature of Transaction	Other and Prior Name(s)	State (or other Jurisdiction) of Formation
	December 17, 2008 Name Change to Tribune Washington Bureau Inc.	Tribune Broadcasting News Network, Inc.	Delaware

WDCW, LLC	November 21, 2012 Conversion to LLC	WDCW Broadcasting, Inc.	Delaware

WGN Continental Broadcasting Company, LLC	November 21, 2012 Conversion to LLC	WGN Continental Broadcasting Company	Delaware

WPIX, LLC	November 21, 2012 Conversion to LLC	WPIX, Inc.	Delaware

WSFL, LLC	November 21, 2012 Conversion to LLC named WSFL, LLC	Channel 39, Inc.	Delaware

4-84

SCHEDULE 3.06(a) TO THE

SECURITY AGREEMENT

CHIEF EXECUTIVE OFFICES

Entity	Address
AL-Huntsville-200 Holmes Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
AR-Fort Smith-318 North 13th Street, LLC	435 North Michigan Avenue Chicago, IL 60611
AR-Van Buren-179 Gladewood Road, LLC	435 North Michigan Avenue Chicago, IL 60611
Blue Lynx Media, LLC	2501 S. State Hwy 121, Convergence Office Center Building 8 Lewisville, TX 75067
Builder Media Solutions, LLC	435 North Michigan Avenue Chicago, IL 60611
CA-4655 Fruitridge Road, LLC	435 North Michigan Avenue Chicago, IL 60611
CA-Olympic Plant, LLC	435 North Michigan Avenue Chicago, IL 60611
CA-Orange County Plant, LLC	435 North Michigan Avenue Chicago, IL 60611
CA-Los Angeles Times Square, LLC	435 North Michigan Avenue Chicago, IL 60611
California Community News, LLC	5091 4th Street Irwindale, CA 91706
CastTV Inc.	435 North Michigan Avenue Chicago, IL 60611
Chicago Tribune Company, LLC	435 North Michigan Avenue Chicago, IL 60611
Chicagoland Publishing Company, LLC	435 North Michigan Avenue Chicago, IL 60611
Chicagoland Television News, LLC	2501 W. Bradley Place Chicago, IL 60618
Classified Ventures Holdco, LLC	435 North Michigan Avenue Chicago, IL 60611
CO-1006 Lookout Mountain Road, LLC	435 North Michigan Avenue Chicago, IL 60611
CO-6160 South Wabash Way, LLC	435 North Michigan Avenue Chicago, IL 60611
CO-Clear Creek County-Argentine Pass, LLC	435 North Michigan Avenue Chicago, IL 60611

Entity	Address
CO-Denver-100 East Speer Boulevard, LLC	435 North Michigan Avenue Chicago, IL 60611
CO-Golden-21214 Cedar Lake Road, LLC	435 North Michigan Avenue Chicago, IL 60611
CT-121 Wawarme Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
CT-285 Broad Street, LLC	435 North Michigan Avenue Chicago, IL 60611
CT-WTIC, LLC	435 North Michigan Avenue Chicago, IL 60611
FL-633 North Orange Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
FL-Deerfield Plant, LLC	435 North Michigan Avenue Chicago, IL 60611
FL-Orlando Sentinel, LLC	435 North Michigan Avenue Chicago, IL 60611
ForSaleByOwner.com Referral Services, LLC	435 North Michigan Avenue Chicago, IL 60611
forsalebyowner.com, LLC	435 North Michigan Avenue Chicago, IL 60611
Hoy Publications, LLC	435 North Michigan Avenue Chicago, IL 60611
IA-Alleman Polk County, LLC	435 North Michigan Avenue Chicago, IL 60611
IA-Des Moines-1801 Grand Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-11201 Franklin Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-16400 South 105th Court, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-2501 West Bradley Place, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-3249 North Kilpatrick, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-3722 Ventura Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-700 West Chicago Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-720 Rohlwing Road, LLC	435 North Michigan Avenue Chicago, IL 60611

4-86

Entity	Address
IL-Freedom Center, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-Henry County-Rustic Hill, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-Moline-3003 Park 16 Street, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-Orion-2880 North 1100 Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
IL-Tribune Tower, LLC	435 North Michigan Avenue Chicago, IL 60611
IN-2350 Westlane Road, LLC	435 North Michigan Avenue Chicago, IL 60611
IN-6910 Network Place, LLC	435 North Michigan Avenue Chicago, IL 60611
IN-Trafalgar WTTV, LLC	435 North Michigan Avenue Chicago, IL 60611
IN-Windfall WTTV, LLC	435 North Michigan Avenue Chicago, IL 60611
Internet Foreclosure Service, LLC	435 North Michigan Avenue Chicago, IL 60611
KDAF, LLC	8001 John Carpenter Freeway Dallas, TX 75247
KIAH, LLC	7700 Westpark Houston, TX 77063
KPLR, Inc.	435 North Michigan Avenue Chicago, IL 60611
KRCW, LLC	1813 Westlake Ave North Seattle, WA 98125
KSWB, LLC	7191 Engineer Road San Diego, CA 92111
KTLA, LLC	5800 Sunset Boulevard Los Angeles, CA 90028
KTXL, LLC	4655 Fruitridge Road Sacramento, CA 95820
KWGN, LLC	435 North Michigan Avenue Chicago, IL 60611
Local Pro Plus Realty, LLC	435 North Michigan Avenue Chicago, IL 60611
Los Angeles Times Communications LLC	202 West First Street Los Angeles, CA 90012
Magic T Music Publishing Company, LLC	435 North Michigan Avenue Chicago, IL 60611

4-87

Entity	Address
MD-10 Hays Street, LLC	435 North Michigan Avenue Chicago, IL 60611
MD-10750 Little Patuxent Parkway, LLC	435 North Michigan Avenue Chicago, IL 60611
MD-3400 Carlins Park Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
MD-North Calvert Street, LLC	435 North Michigan Avenue Chicago, IL 60611
MD-Sun Park, LLC	435 North Michigan Avenue Chicago, IL 60611
MI-3117 Plaza Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
MI-Davis Road, LLC	435 North Michigan Avenue Chicago, IL 60611
MO-Kansas City-3020 Summit Street, LLC	435 North Michigan Avenue Chicago, IL 60611
MO-St Louis-Emil Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
NC-High Point-2005 Francis Street, LLC	435 North Michigan Avenue Chicago, IL 60611
NC-Sofia-4119 Old Courthouse Road, LLC	435 North Michigan Avenue Chicago, IL 60611
Oak Brook Productions, LLC	2501 W. Bradley Place Chicago, IL 60618
OH-Cleveland-5800 South Marginal Road, LLC	435 North Michigan Avenue Chicago, IL 60611
OH-Parma-4501 West Pleasant Valley Road, LLC	435 North Michigan Avenue Chicago, IL 60611
OK-Oklahoma City-East Britton Road, LLC	435 North Michigan Avenue Chicago, IL 60611
OR-10255 SW Arctic Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
Orlando Sentinel Communications Company, LLC	633 North Orange Avenue Orlando, FL 32801-1349
PA-2005 South Queen Street, LLC	435 North Michigan Avenue Chicago, IL 60611
PA-5001 Wynnefield Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
PA-550 East Rock Road, LLC	435 North Michigan Avenue Chicago, IL 60611

4-88

Entity	Address
PA-Luzerne County-Penobscot Mountain, LLC	435 North Michigan Avenue Chicago, IL 60611
PA-Moosic-16 Montage Mountain Road, LLC	435 North Michigan Avenue Chicago, IL 60611
PA-Morning Call, LLC	435 North Michigan Avenue Chicago, IL 60611
PA-Ransom, LLC	435 North Michigan Avenue Chicago, IL 60611
PA-South Abington-Rt. 11 and Morgan Hwy, LLC	435 North Michigan Avenue Chicago, IL 60611
Riverwalk Center I, Joint Venture	200 East Las Olas Boulevard, Fort Lauderdale, FL 33301
Riverwalk Holdco II, LLC	435 North Michigan Avenue Chicago, IL 60611
Riverwalk Holdco, LLC	435 North Michigan Avenue Chicago, IL 60611
Sun-Sentinel Company, LLC	500 East Broward Blvd. Fort Lauderdale, FL 33394
The Baltimore Sun Company, LLC	501 North Calvert Street Baltimore, MD 21278
The Daily Press, LLC	7505 Warwick Boulevard Newport News, VA 23607
The Hartford Courant Company, LLC	285 Broad Street Hartford, CT 06115
The Morning Call, LLC	101 North Sixth Street Allentown, PA 18101
TN-Memphis-803 Channel 3 Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
Tower Distribution Company, LLC	220 East 42nd Street New York, NY 10017
Towering T Music Publishing Company, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune (FN) Cable Ventures, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune 365, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Broadcasting Company, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Broadcasting Company II, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Broadcasting Hartford, LLC	285 Broad Street Hartford, CT 06115

4-89

Entity	Address
Tribune Broadcasting Indianapolis, LLC	6910 Network Place Indianapolis, IN 46278
Tribune Broadcasting Seattle, LLC	1813 Westlake Avenue North, Seattle, WA 98109
Tribune Company	435 North Michigan Avenue Chicago, IL 60611
Tribune Content Agency, LLC (f/k/a TMS News and Features, LLC)	435 North Michigan Avenue Chicago, IL 60611
Tribune Digital Ventures, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Direct Marketing, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Entertainment Company, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Interactive, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Investments, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Media Services London, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Media Services, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune National Marketing Company, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Publishing Company, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Real Estate Holdings, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Real Estate Holdings II, LLC	435 North Michigan Avenue Chicago, IL 60611
Tribune Television New Orleans, Inc.	One Galleria Blvd., Suite 850 Metairie, LA 70001
Tribune Washington Bureau, LLC	1090 Vermont Ave. NW, 10th Floor Washington, DC 20005
TX-7700 Westpark Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
TX-8001 John Carpenter Freeway, LLC	435 North Michigan Avenue Chicago, IL 60611
UT-Salt Lake City-Amelia Earhart Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
VA-216 Ironbound Road, LLC	435 North Michigan Avenue Chicago, IL 60611

4-90

Entity	Address
VA-Daily Press, LLC	435 North Michigan Avenue Chicago, IL 60611
VA-Norfolk-720 Boush Street, LLC	435 North Michigan Avenue Chicago, IL 60611
VA-Portsmouth-1318 Spratley Street, LLC	435 North Michigan Avenue Chicago, IL 60611
VA-Richmond, LLC	435 North Michigan Avenue Chicago, IL 60611
VA-Suffolk-5277 Nansemond Parkway, LLC	435 North Michigan Avenue Chicago, IL 60611
WA-1813 Westlake Avenue, LLC	435 North Michigan Avenue Chicago, IL 60611
WDCW, LLC	2121 Wisconsin Avenue, N.W. Washington, DC 20007
WGN Continental Broadcasting Company, LLC	2501 West Bradley Place Chicago, IL 60618 (Television) 435 North Michigan Avenue Chicago, IL 60611 (Radio) 220 East 42nd Street New York, NY 10017 (Cable)
WI-Brown Deer-9001 North Green Bay Road, LLC	435 North Michigan Avenue Chicago, IL 60611
WI-Milwaukee-1100 East Capital Drive, LLC	435 North Michigan Avenue Chicago, IL 60611
WPHL, LLC	5001 Wynnefield Avenue Philadelphia, PA 19131
WPIX, LLC	220 East 42nd Street New York, NY 10017
WPMT, LLC	2005 South Queen Street York, PA 17403-4806
WSFL, LLC	500 East Broward Blvd., 9th Floor Fort Lauderdale, FL 33394
WXMI, LLC	3117 Plaza Drive N.E. Grand Rapids MI 49525

4-91

SCHEDULE 3.07 TO THE

SECURITY AGREEMENT

LETTER-OF-CREDIT RIGHTS

Number	Issuing Bank	Applicant	Beneficiary	Amount
61645359	Citibank, N.A.	Marsh USA, Inc.	Tribune Company	$5,000,000

SCHEDULE 3.08 TO THE

SECURITY AGREEMENT

CHATTEL PAPER

None.

EXHIBIT 1 TO THE

SECURITY AGREEMENT

SUPPLEMENT NO. [    ], dated as of [                    ] (this “Supplement”), to the Security Agreement, dated as of [—] (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Security Agreement”), among TRIBUNE COMPANY, a Delaware corporation (as further defined in the Security Agreement, the “Borrower”), each of the subsidiaries of the Borrower party thereto from time to time (each such subsidiary, individually, a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; and, together with the Borrower, collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

A. Capitalized terms used herein and not otherwise defined herein (including terms used in the preamble and the recitals) shall have the meanings assigned to such terms in the Security Agreement.

B. The rules of construction and other interpretive provisions specified in Sections 1.02, 1.05, 1.06 and 1.07 of the Credit Agreement shall apply to this Supplement, including terms defined in the preamble and recitals hereto.

C. Section 7.13 of the Security Agreement provides that each Restricted Subsidiary of the Borrower that is required to become a party to the Security Agreement pursuant to Section 6.12 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement. Each undersigned Subsidiary (each, a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement as consideration for the Guaranteed Obligations.

Accordingly, the Collateral Agent and the New Grantors agree as follows:

SECTION 1. In accordance with Section 7.13 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date). In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Guaranteed Obligations, does hereby pledge and grant to the Collateral Agent, for the

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benefit of the Secured Parties, a security interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which now has or hereafter acquires an interest. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference. Notwithstanding anything to the contrary contained in this Agreement or any provision of the Credit Agreement or any other Loan Document, the Guaranteed Obligations of any Grantor shall not extend to or include any Excluded Swap Obligation (as defined in the Guaranty).

SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws affecting creditors’ rights generally and subject to general principles of equity (whether considered in a proceeding in equity or law).

SECTION 3. This Supplement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Supplement shall be effective as delivery of an original executed counterpart of this Supplement. The Collateral Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

SECTION 4. Such New Grantor hereby represents and warrants that (a) set forth on Schedule A attached hereto is (i) the legal name of such New Grantor, (ii) the jurisdiction of incorporation or organization and chief executive officer of such New Grantor and (iii) the identity or type of organization or corporate structure of such New Grantor and (b) as of the date hereof (i) Schedule B hereto sets forth all of the Registered Intellectual Property owned by such New Grantor in its name, and indicates for each such item, as applicable, the title, application and/or registration number, date of filing and/or issuance, and the identity of the current applicant or registered owner, and (ii) Schedule C hereto sets forth all Exclusive IP Agreements that such New Grantor is a party to, and indicates for each such IP Agreement, the title of such IP Agreement, the date of such IP Agreement, the parties to such IP Agreement, and the title, registration number, date of filing and the identity of the registered owner of each registered United States Copyright exclusively licensed to any Grantor pursuant to such IP Agreement.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

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SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 7.02 of the Security Agreement. All communications and notices hereunder to each New Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 10.02 of the Credit Agreement.

SECTION 9. Each New Grantor agrees to reimburse the Collateral Agent for its reasonable and documented or invoiced out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent to the extent required to be reimbursed pursuant to Section 10.04 of the Credit Agreement.

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IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NEW GRANTOR(S)]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By:
Name:
Title:

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SCHEDULE A

TO SUPPLEMENT NO.      TO THE

SECURITY AGREEMENT

CORPORATE INFORMATION

Legal Name	Jurisdiction of Incorporation or Organization	Type of Organization or Corporate Structure

SCHEDULE B

TO SUPPLEMENT NO.     TO THE

SECURITY AGREEMENT

REGISTERED INTELLECTUAL PROPERTY

A.	COPYRIGHTS

Title	Current Owner	Registration Date	Copyright Registration No.

B.	PATENTS AND PATENT APPLICATIONS

Title	Current Owner	Application No.	Filing Date	Patent No.	Issue Date

C.	TRADEMARKS AND TRADEMARK APPLICATIONS

Mark	Current Owner	Application No.	Application Date	Registration Number	Registration Date

SCHEDULE C

TO SUPPLEMENT NO.     TO THE

SECURITY AGREEMENT

Exclusive IP Agreements

[Name, Parties and Date of Agreement]

Registered Copyrights exclusively licensed pursuant to such agreement:

Title	Registered Owner	Reg. No.	Reg. Date

EXHIBIT 2 TO THE

SECURITY AGREEMENT

SUPPLEMENT NO. [    ], dated as of [                    ] (this “Supplement”), to the Security Agreement, dated as of [—] (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among TRIBUNE COMPANY, a Delaware corporation (as further defined in the Security Agreement, the “Borrower”), each of the subsidiaries of the Borrower party thereto from time to time (each such subsidiary, individually, a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; and, together with the Borrower, collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

A. Capitalized terms used herein and not otherwise defined herein (including terms used in the preamble and the recitals) shall have the meanings assigned to such terms in the Security Agreement.

B. The rules of construction and other interpretive provisions specified in Sections 1.02, 1.05, 1.06 and 1.07 of the Credit Agreement shall apply to this Supplement, including terms defined in the preamble and recitals hereto.

C. Pursuant to Section 4.01(c) of the Security Agreement, each Grantor has agreed to deliver to the Collateral Agent a written supplement substantially in the form of Exhibit 2 thereto with respect to any After-Acquired Intellectual Property Collateral. The Grantors have identified the additional After-Acquired Intellectual Property Collateral acquired by such Grantors after the date of the Security Agreement set forth on Schedules I and II hereto (collectively, the “Additional Collateral”).

Accordingly, the Collateral Agent and the Grantors agree as follows:

SECTION 1. Schedules 1 and 2 of the Security Agreement are hereby supplemented, as applicable, by the information set forth in Schedules I and II hereto.

SECTION 2. This Supplement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Supplement shall be effective as delivery of an original executed counterpart of this Supplement. The Collateral Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

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SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 4. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 5. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6. All notices, requests and demands pursuant hereto shall be made in accordance with Section 7.02 of the Security Agreement. All communications and notices hereunder to each Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 10.02 of the Credit Agreement.

SECTION 7. Each Grantor agrees to reimburse the Collateral Agent for its reasonable and documented or invoiced out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent to the extent required to be reimbursed pursuant to Section 10.04 of the Credit Agreement.

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[GRANTOR(S)]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By:
Name:
Title:

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SCHEDULE I

TO SUPPLEMENT NO.     TO THE

SECURITY AGREEMENT

REGISTERED INTELLECTUAL PROPERTY

A.	COPYRIGHTS

Title	Current Owner	Registration Date	Copyright Registration No.

B.	PATENTS AND PATENT APPLICATIONS

Title	Current Owner	Application No.	Filing Date	Patent No.	Issue Date

C.	TRADEMARKS AND TRADEMARK APPLICATIONS

Mark	Current Owner	Application No.	Application Date	Registration Number	Registration Date

SCHEDULE II

TO SUPPLEMENT NO.     TO THE

SECURITY AGREEMENT

Exclusive IP Agreements

[Name, Parties and Date of Agreement]

Registered Copyrights exclusively licensed pursuant to such agreement:

Title	Registered Owner	Reg. No.	Reg. Date

5

EXHIBIT 3-A TO THE

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST IN COPYRIGHTS

GRANT OF SECURITY INTEREST IN COPYRIGHTS (the “Agreement”), dated as of             , 2013, made by [Grantor], a [—] corporation (the “Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (the “Agent”) for the Lenders that are parties to the Credit Agreement, dated as of [—], among Tribune Company (the “Borrower”), the Lenders and the Agent (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make a single loan to the Borrower subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Grantor, the Borrower and the other parties thereto have executed and delivered a Security Agreement, dated as of [—], in favor of the Agent (together with all amendments, supplements, waivers and other modifications, if any, from time to time thereafter made thereto, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantor granted to the Agent, for the ratable benefit of the Secured Parties, a security interest in all of its Intellectual Property, including the Copyrights; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees as follows:

8. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement.

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9. Grant of Security Interest. The Grantor hereby grants the Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in (subject only to Liens permitted under the Credit Agreement) and to:

9.01 all Copyrights now owned or anytime hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title and interest, including without limitation those Copyrights set forth on Schedule I hereto;

9.02 all Exclusive IP Agreements that such Grantor is now or anytime hereafter becomes a party to, including all right, title and interest that such Grantor may have in any Copyrights licensed to such Grantor pursuant thereto, including without limitation those Exclusive IP Agreements and those Copyrights set forth on Schedule II hereto; and

9.03 to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to the foregoing as collateral security for the prompt and complete payment and performance when due (whether as stated maturity, by acceleration or otherwise) of the Guaranteed Obligations; provided, however, that no security interest is granted in any Excluded Property.

10. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest with the United States Copyright Office. This Agreement is expressly subject to the terms and conditions of the Security Agreement. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

11. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in the Copyrights are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

12. Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an

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original executed counterpart of this Agreement. The Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the Grantor and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

SCHEDULE I

Copyright Registrations

Title	Reg. No.	Reg. Date

SCHEDULE II

Exclusive IP Agreements

[Name, Parties and Date of Agreement]

Registered Copyrights exclusively licensed pursuant to such agreement:

Title	Registered Owner	Reg. No.	Reg. Date

[duplicate as necessary for additional agreements]

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EXHIBIT 3-B TO THE

SECURITY AGREEMENT

NOTICE AND CONFIRMATION OF GRANT OF

SECURITY INTEREST IN PATENTS

NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN PATENTS (the “Agreement”), dated as of             , 2013, made by [Grantor], a [—] corporation (the “Grantor in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (the “Agent”) for the Lenders that are parties to the Credit Agreement, dated as of [—], among Tribune Company (the “Borrower”), the Lenders and the Agent (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make a single loan to the Borrower subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Grantor, the Borrower and the other parties thereto have executed and delivered a Security Agreement, dated as of [—], in favor of the Agent (together with all amendments, supplements, waivers and other modifications, if any, from time to time thereafter made thereto, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantor granted to the Agent, for the ratable benefit of the Secured Parties, a security interest in all of its Intellectual Property, including the Patents; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement.

2. Confirmation of Grant of Security Interest. The Grantor hereby confirms that it granted to the Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in (subject only to Liens permitted under the Credit Agreement) and to all Patents now owned or anytime hereafter acquired by such Grantor or in which such Grantor now has or at any time in

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the future may acquire any right, title and interest, including without limitation those Patents set forth on Schedule I hereto, and, to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to the foregoing as collateral security for the prompt and complete payment and performance when due (whether as stated maturity, by acceleration or otherwise) of the Guaranteed Obligations; provided, however, that no security interest is granted in any Excluded Property.

3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the Security Agreement. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in the Patents are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

5. Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

*    *    *

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the Grantor and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

SCHEDULE I

Patents

TITLE	App. No.	Filing Date	Patent No.	Issue Date

Patent Applications

TITLE	App. No.	Filing Date

EXHIBIT 3-C TO THE

SECURITY AGREEMENT

NOTICE AND CONFIRMATION OF GRANT OF

SECURITY INTEREST IN TRADEMARKS

NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS (the “Agreement”), dated as of             , 2013, made by [Grantor], a [—] corporation (the “Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as Collateral Agent (the “Agent”) for the Lenders that are parties to the Credit Agreement, dated as of [—], among Tribune Company (the “Borrower”), the Lenders and the Agent (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make a single loan to the Borrower subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Grantor, the Borrower and the other parties thereto have executed and delivered a Security Agreement, dated as of [—], in favor of the Agent (together with all amendments, supplements, waivers and other modifications, if any, from time to time thereafter made thereto, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantor granted to the Agent, for the ratable benefit of the Secured Parties, a security interest in all of its Intellectual Property, including the Trademarks; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement.

2. Confirmation of Grant of Security Interest. The Grantor hereby confirms that it granted to the Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in (subject only to Liens permitted under the Credit Agreement) and to all Trademarks now owned or

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anytime hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title and interest, including without limitation those Trademarks set forth on Schedule I hereto and, to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to the foregoing as collateral security for the prompt and complete payment and performance when due (whether as stated maturity, by acceleration or otherwise) of the Guaranteed Obligations; provided, however, that no security interest is granted in any Excluded Property.

3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the Security Agreement. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in the Trademarks are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

5. Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Collateral Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the Grantor and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

SCHEDULE I

Trademark Registrations

TRADEMARK	App. No.	Filing Date	Reg. No.	Reg. Date

Trademark Applications

TRADEMARK	App. No.	Filing Date

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